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SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GEOKINETICS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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GEOKINETICS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March    , 2003

        Notice is hereby given that the Annual Meeting of Stockholders of Geokinetics Inc., a Delaware corporation (the "Company"), will be held at The Forum, Two Allen Center, Suite 1200, Houston, Texas 77002, at 10:00 a.m. on March    , 2003, for the following purposes:

  1.
  To approve a restructuring of the Company consisting of a series of debt restructuring and recapitalization transactions with the Company's principal creditors (the "Restructuring").

  2.
  To approve a proposed amendment to the Company's Certificate of Incorporation to effect a reverse stock split of its Common Stock at a ratio of 1-for-100 (the "Stock Split")

  3.
  To elect three directors;

  4.
  To authorize the adoption of the Company's 2002 Stock Awards Plan; and

  5.
  To approve the appointment of Fitts Roberts & Co., P.C. as the Company's independent public accountants.

  6.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board has approved the proposed restructuring of the Company and the proposed amendment to the Company's Certificate of Incorporation to effect the reverse stock split, and has submitted such proposals to the stockholders for their approval. The Board recommends the election of the nominees for directors named in the accompanying Proxy Statement, approval of the Company's 2002 Stock Awards Plan and approval of the appointment of Fitts Roberts & Co., P.C. as the Company's independent public accountants.

        Stockholders of record at the close of business on February 3, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof.

        The proposed Restructuring and Stock Split must be approved by a majority of the outstanding shares of the Common Stock entitled to vote, including a majority of the shares voted at the meeting by the Company's stockholders other than Blackhawk Investors, LLC, William R. Ziegler, Steven A. Webster, Christopher M. Harte, and any entities controlled, directly or indirectly, by any of such persons (such stockholders are referred to collectively as the "Disinterested Stockholders"). As of February 3, 2003, the Disinterested Stockholders collectively owned 50.9% of the Company's outstanding Common Stock.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope enclosed for that purpose. Instead of submitting a signed Proxy Card, you may also submit your proxy by telephone or over the internet. If you attend the meeting, you may withdraw your proxy and vote in person by ballot.

By Order of the Board of Directors
Michael A. Schott Secretary
Houston, Texas February , 2003

  PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. INSTEAD OF SUBMITTING A SIGNED PROXY CARD, YOU MAY ALSO SUBMIT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

GEOKINETICS INC.

Proxy Statement

2002 Annual Meeting of Stockholders
March    , 2003

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

General

        This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Geokinetics Inc. (the "Company") of proxies to be voted at the 2002 Annual Meeting of Stockholders scheduled to be held at the time, place and for the purposes set forth in the foregoing Notice. This Proxy Statement and the enclosed Proxy Card are being mailed to stockholders beginning on or about February    , 2003. A copy of the Company's (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, (ii) Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2002, (iii) Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002, and (iv) Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002, accompany this Proxy Statement.

Record Date; Outstanding Shares

        Only stockholders of record at the close of business on February 3, 2003 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of February 3, 2003 consisted of 18,992,156 shares of the Company's Common Stock, $.01 par value (the "Common Stock"). For information regarding holders of more than 5% of the outstanding voting securities of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

        Any stockholder giving a proxy has the power to revoke the proxy at any time prior to its exercise by executing a subsequent proxy, by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy in person. All written notices of revocation or other communications with respect to the revocation of proxies should be addressed to the Company's principal executive offices as follows: Geokinetics Inc., One Riverway, Suite 2100, Houston, Texas 77056, Attention: Michael A. Schott, Secretary. Shares represented by a duly executed proxy received prior to the Annual Meeting will be voted in accordance with the instructions indicated on the proxy. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as specified by the Board.

Voting; Quorum; Abstentions; Broker Non-Votes

        Every stockholder of record on the Record Date is entitled to vote on each proposal or item that comes before the meeting. Stockholders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the Record Date. Stockholders representing a majority of the votes represented by the Common Stock outstanding and entitled to vote on the Record Date must be present or represented by proxy to constitute a quorum. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. Thus, abstentions will have the same effect as a vote against a proposal; provided, however, that an abstention with respect to shares entitled to be voted by the stockholders other than Blackhawk Investors, L.L.C., William R. Ziegler, Steven A. Webster, Christopher M. Harte, and any entities controlled directly or indirectly by any such persons (such stockholders are referred to collectively as the "Disinterested Stockholders") shall not be counted as a vote against Proposal 1 (Restructuring of the Company) or Proposal 2 (Reverse Stock Split) for purposes of the special conditions for approval granted by the Board in the Restructuring with respect to the votes of the Disinterested Stockholders. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Voting Procedures

        If you are the record holder of your shares, you can vote in person at the Annual Meeting or by proxy in one of the following three ways:

1.
Mail: To vote by mail, sign, date and return your Proxy Card in the enclosed postage-paid envelope.

2.
Telephone: To vote by telephone, call 1-800-435-6710. You will need to provide the control number printed on your Proxy Card and follow the instructions on your Proxy Card and the voice prompts.

3.
Internet: To vote over the internet, access the website www.eproxy.com/geok. You will need to provide the control number printed on your Proxy Card and follow the instructions on your Proxy Card and the website.

        If you vote by telephone or over the internet, do not return your Proxy Card.

        If you are not the record holder of your shares (i.e., they are held in the name of a bank, broker or nominee), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

Solicitation

        The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the solicitation by mail, the directors and certain regular employees of the Company may solicit proxies by telephone or telecopy or in person. Such persons will not receive any fees or other compensation for such solicitation. No specially engaged employees or solicitors will be retained by the Company for proxy solicitation purposes. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding this material.

Deadline for Receipt of Stockholder Proposals For the 2003 Annual Meeting

        Any proposal or proposals by a stockholder intended to be included in the proxy statement and form of proxy relating to the 2003 Annual Meeting of stockholders must be received by the Company no later than                        , 2003, pursuant to the proxy solicitation rules of the Securities and Exchange Commission, provided, however, that if the date of the 2003 Annual Meeting is changed by more than 30 days from the date of the 2002 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and mail the 2003 proxy materials. Your proposals should be sent by certified mail, return receipt requested, to Corporate Secretary, Geokinetics Inc., One Riverway, Suite 2100, Houston, Texas 77056. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and Proxy Card relating to the 2003 Annual Meeting of stockholders any stockholder proposal which may be omitted from the proxy materials pursuant to applicable regulations of the Securities and Exchange Commission in effect at the time of such proposal is received.

        Notice of any proposal or proposals by a stockholder that is not submitted for inclusion in next year's Proxy Statement but is instead presented directly at the 2003 Annual Meeting of stockholders must be received by us no earlier than                        , 2003 and no later than                        , 2003, provided, however, that if the date of the 2003 Annual Meeting is changed by more than 30 days from the date of the 2002 Annual Meeting, then the deadline will be the close of business on the tenth day following the date on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs. Notices of intention to present proposals at the 2003 Annual Meeting should be addressed to Corporate Secretary, Geokinetics Inc., One Riverway, Suite 2100, Houston, Texas 77056.

THE RESTRUCTURING
(Proposal 1)

General

        At the 2002 Annual Meeting, stockholders will be asked to consider and vote upon a proposal to approve a series of debt restructuring, recapitalization and private placement transactions (the "Restructuring") with the Company's principal creditors as described herein. At September 30, 2002, the Company's balance sheet reflected $86,223,595 in outstanding short and long-term debt (not including other liabilities). If the Restructuring is approved, such debt would be reduced to approximately $6,195,328 as of September 30, 2002, on a pro forma basis.

        The seismic service industry downturn, combined with the Company's significant debt obligations, has negatively impacted the Company's operating and financial results since 1999. These circumstances have made it difficult for the Company to meet its financial obligations in a timely manner and raised substantial doubt about the Company's ability to continue as a going concern. The Company has attempted on various occasions to restructure its obligations in anticipation of a positive turnaround in the seismic service industry. In 1999, the Company completed financing transactions pursuant to which it obtained $5,895,000 in financing to sustain its operations and restructured its notes and warrants originally issued in 1998.

        During 2000, due to the Company's weakening financial condition, management focused on raising additional capital to sustain operations and on restructuring its indebtedness under that certain Equipment Lease dated October 1, 1999 (the "Equipment Lease") with Input Output, Inc. ("IO"), the Company's principal equipment supplier at the time. Beginning in April 2000, management initiated discussions with IO about a possible restructuring of the Company's indebtedness under the Equipment Lease. In October 2000 the Company ceased making rental payments to IO and between October 2000 and April 2001, the Company, certain holders of the Company's outstanding notes and IO conducted negotiations concerning a proposed restructuring or buy-out of the Equipment Lease.

        In April 2001, a group comprised of certain holders of the Company's outstanding notes (including Steven A. Webster and William R. Ziegler) formed GeoLease Partners, L.P. ("GeoLease"), which acquired the rights of IO under its Equipment Lease with the Company. Also in April 2001, the Company restructured its obligations under the Equipment Lease as well as its obligations under its outstanding 13.5% Senior Secured Notes due September 15, 2003 (the "2003 Notes") and its 13.5% Senior Secured Notes due September 15, 2005 (the "2005 Notes") (the 2003 Notes and 2005 Notes are sometimes referred to as the "Senior Secured Notes"). In order to satisfy the requirements of GeoLease for the restructuring of the Equipment Lease, the holders of the Senior Secured Notes agreed to (i) extend the maturity dates of the 2003 Notes scheduled to mature on September 15, 2002 until September 15, 2003 and (ii) subordinate their rights to repayment to the claims of GeoLease under the Equipment Lease. These changes in the Senior Secured Notes put the Company's obligations to GeoLease in a priority position over the holders of the Company's outstanding Senior Secured Notes.

        The Company's financial position was further weakened during 2001 when its seismic acquisition business suffered a substantial and unexpected loss of approximately $1,500,000 on a seismic acquisition project that took significantly longer than expected due to customer permit issues and adverse weather conditions during the months of June and November.

        By the end of 2001, the Board determined that the Company would need to restructure substantially all of its indebtedness in order to continue operations: approximately $7,556,386 would become due and payable to GeoLease on October 1, 2002 (the expiration date of the basic term of the Equipment Lease); approximately $11,756,734 would become due and payable on September 15, 2003, the maturity date of the 2003 Notes and approximately $98,803,883 would become due and payable on September 15, 2005, the maturity date of the 2005 Notes.

        At the beginning of 2002, in an effort to more effectively manage cash flow during the restructuring process, the Company successfully restructured approximately $3.4 million in accounts payable by converting such payables into one-year unsecured promissory notes. The Company also began discussions with its principal creditors about a comprehensive restructuring that would not only provide debt service relief but also provide for the infusion of additional equity to enable the Company to meet future working capital requirements. In structuring these transactions, the Company attempted to, among other things, (i) reduce the payment obligations and extend the term of the Equipment Lease until at least April 30, 2004, (ii) convert the outstanding principal and all accrued and unpaid interest on its 2003 Notes and 2005 Notes into equity or to obtain the noteholders' agreement to accept a cash payment in exchange for extinguishment of these notes, and (iii) raise a sufficient amount of additional cash equity to support working capital requirements. The Equipment Lease with GeoLease (which had an expiration date of October 1, 2002) has been extended until May 1, 2003 to grant the Company sufficient time to complete the Restructuring. The Company is currently not in default under the Equipment Lease or any of the Senior Secured Notes.

        The Company initially proposed the terms of the Restructuring to Credit Suisse First Boston which (through various related entities (collectively, the "CSFB Entities") holds a controlling interest in GeoLease and is the single largest holder of the 2003 Notes and the 2005 Notes. The Company's obligations under the 2003 Notes and the 2005 Notes have been subordinated to the Company's obligations to GeoLease since April 2001. Thus, obtaining the CSFB Entities' approval of the Restructuring terms was an essential first step in the restructuring process. Moreover, since certain holders of the 2003 Notes and the 2005 Notes are also owners of GeoLease, the Company determined that obtaining CSFB Entities' approval of the Restructuring would improve the likelihood that all of the holders of the 2003 Notes and 2005 Notes would approve the Restructuring. The CSFB Entities primarily negotiated the terms of the Restructuring with other holders of the Senior Secured Notes.

        After initially discussing proposed Restructuring terms with representatives of the CSFB Entities, the Board determined that the Company would need to raise additional cash in order to satisfy its obligations under the terms of the contemplated Restructuring, including the required payments to GeoLease. The CSFB Entities informed the Company that although they intended to approve the Restructuring, they were not willing to invest additional cash in the Company. The Company, therefore, began privately seeking commitments from other existing investors in the Company as well as new investors willing to invest cash in the Company as an additional component of the Restructuring. As of the date of this Proxy Statement, the Company believes that existing investors will invest approximately $1,500,000 in the Company and that new investors will invest approximately $2,000,000 in the Company. As a condition to the closing of the Restructuring, investors must purchase $3,500,000 in a private placement of the Company's Common Stock to fund the Restructuring on the terms described in this Proxy Statement.

        Despite the Company's efforts to restructure its obligations and improve its cash flow, the difficult operating conditions of the seismic service industry continue to impact negatively the Company's financial position. For the nine months ended September 30, 2002, the Company reported a net loss of $11,437,330. As a result, the Board has concluded that the Company has no reasonable prospect of repaying its existing debt obligations under the current conditions prevailing in the seismic service industry. Consequently, the Board has approved the Restructuring and has submitted the Restructuring to the stockholders for their approval. The Board believes the Restructuring provides the Company with its best opportunity to continue as a going concern.

        The Company expects that the Restructuring will be completed pursuant to a Securities Purchase and Exchange Agreement, in the form attached hereto as Appendix A (the "Restructuring Agreement"), among the Company, the holders of the 2005 Notes and the 2003 Notes, and herein referred to as the "2005 Noteholders" and the "2003 Noteholders", respectively (collectively, the "Lender Group"), GeoLease and certain investors purchasing shares of Common Stock for cash (the "Cash Investors"). The Cash Investors will not include the CSFB Entities, but may include other limited partners of GeoLease, other members of the Lender Group, members of the Company's Board, and other outside investors. See "Risk Factors—Interest of Certain Persons in Matters to be Acted Upon." The Restructuring Agreement in the form attached has been finalized and is being circulated to the parties thereto for execution. The Restructuring Agreement will be fully executed prior to the closing of the Restructuring, but may not be fully executed at the time of the 2002 Annual Meeting. In the event there is any material change to the form of the Restructuring Agreement attached to this Proxy Statement, the Company will be required to call another meeting of the stockholders to approve the Restructuring Agreement reflecting such change, and will re-solicit the approval of the stockholders prior to completing the Restructuring.

        Each stockholder is urged to carefully read the entire Proxy Statement, including the Appendices. Current stockholders will be diluted immediately from their current 100% share ownership to approximately 1% of the outstanding Common Stock as a result of the Restructuring. Before voting on the Restructuring proposal and the Charter Amendment proposal (page 18 hereof), each stockholder should consider many factors, including but not limited to those disclosed in "Risk Factors."

        It is contemplated that the closing of the Restructuring will take place promptly after the Annual Meeting, subject to satisfaction of the conditions precedent to the Restructuring described in this Proxy Statement.

Principal Elements of the Restructuring

        The principal elements of the Restructuring are:

  a.
  The Company will complete a 1-for-100 reverse stock split of its outstanding Common Stock (the "Reverse Stock Split") in order to make available additional shares of authorized Common Stock for the Restructuring.

  b.
  The Company will complete a $3,500,000 private placement with the Cash Investors (the "Private Placement"). Cash Investors purchasing $3,500,000 of Common Stock (at a post-Reverse Stock Split price of $0.329 per share) in the Private Placement will receive Shares representing an aggregate of 56% of the Company's Common Stock outstanding immediately following the Restructuring giving effect to the Reverse Stock Split (excluding 3,351,556 shares reserved for a stock option pool (the " Option Pool") and 25,932 shares underlying certain residual warrants and options not affected by the Restructuring (the "Residual Warrants and Options")).

  c.
  The 2003 Noteholders will convert the indebtedness evidenced by the 2003 Notes held by them into an aggregate of up to 15% of the Company's Common Stock giving effect to the Reverse Stock Split (excluding 3,351,556 shares reserved for the Option Pool and the 25,932 shares underlying the Residual Warrants and Options) or, at their option, receive an aggregate of up to $135,000 cash paid at closing out of the proceeds of the Private Placement in lieu of shares of Common Stock. All existing warrants held by the 2003 Noteholders will be cancelled.

  d.
  The 2005 Noteholders will surrender and cancel the 2005 Notes held by them in exchange for an aggregate of $15,000 cash paid at closing out of the proceeds of the Private Placement. All existing warrants held by the 2005 Noteholders will be cancelled.

  e.
  The Equipment Lease with GeoLease currently provides for monthly lease payments of $281,450 which the Company is able to defer until the lease expiration date (with all deferred amounts being subject to additional interest charges of 18% per annum). The Company has been deferring its monthly lease payments since October 2000 as permitted under the Equipment Lease. Pursuant to the Restructuring, the Company will restructure its lease obligations under the Equipment Lease to, among other things (i) reduce the accrued lease balance owed to GeoLease as of April 30, 2002 from $6,672,530 to $3,700,000, which amount shall be frozen but will continue to accrue simple interest at 6% per annum from May 1, 2002 until April 30, 2004, when such balance shall become payable in full, (ii) reduce the monthly payments under the lease from $281,450 to $62,400 (inclusive of any applicable taxes) per month beginning May 1, 2002, and (iii) eliminate the $1,900,000 deferred rent obligation to GeoLease. In exchange, the Company will, among other things, (w) pay GeoLease $1,000,000 in cash out of the proceeds of the Private Placement, (x) pay GeoLease an amount of cash out of the proceeds of the Private Placement equal to $62,400 (inclusive of any applicable taxes) for each calendar month (or portion thereof) from May 1, 2002 through the closing of the Restructuring, (y) issue GeoLease 28% (excluding shares reserved for the Option Pool and the Residual Warrants and Options) of the Company's Common Stock outstanding immediately following the Restructuring, plus the remainder of the shares of Common Stock not subscribed for by 2003 Noteholders who elect to receive cash in lieu of Common Stock in exchange for their notes and warrants, and (z) pay GeoLease up to $135,000 of cash not distributed to 2003 Noteholders who elect to receive shares of Common Stock in lieu of cash in exchange for their notes and warrants.

  f.
  The existing holders of Common Stock will retain collectively 1% of the Common Stock outstanding after the Reverse Stock Split and the issuance of new shares of Common Stock to the Cash Investors, the 2003 Noteholders and GeoLease (excluding shares of Common Stock reserved for the Option Pool and the Residual Warrants and Options).

  g.
  Warrants to purchase an aggregate of 53,033,618 (prior to the Reverse Stock Split) shares of Common Stock held by the 2003 Noteholders, the 2005 Noteholders, William R. Ziegler and Steven A. Webster will be surrendered for cancellation at the closing of the Restructuring.

  h.
  The Company's Residual Warrants and Options following the Restructuring (after giving effect to the Reverse Stock Split) will entitle the holders thereof to purchase an aggregate of 25,932 shares of Common Stock at exercise prices ranging from $5.00 to $406.25 per share. The Residual Options and Warrants will have no material effect on the Company's capitalization structure following the Restructuring.

  i.
  As of the closing of the Private Placement and the Restructuring, the Company will establish the Option Pool and reserve for grant to the Company's employees, members of the Board, or other persons affiliated with the Company, stock and stock-based awards to acquire up to 3,351,556 shares equal to 15% of the outstanding Common Stock as of the closing, with the number of shares comprising the Option Pool determined on a fully-diluted basis after giving effect to the Reverse Stock Split, the issuance of shares of Common Stock to the Cash Investors, the Noteholders and GeoLease, the conversion or redemption of the 2003 Notes, the redemption of the 2005 Notes and the cancellation of all Warrants (other than the Residual Warrants and Options). Because of the substantial dilutive effect of the Restructuring on the Common Stock, the Residual Options and Warrants will have no value nor any material effect on the Company's capitalization structure following the Restructuring. Consequently, awards under the Option Pool will be granted without regard to any Residual Options and Warrants held by any person. Nevertheless, any person receiving awards under the Option Pool will be required, as a condition to such award, to surrender for cancellation any and all Residual Options and Warrants held by such person. The awards will be issued pursuant to the stock awards plan attached to this Proxy Statement.

  j.
  Prior to the completion of the Restructuring, the Board will receive a fairness opinion from Howard Frazier Barker Elliot, Houston, Texas ("HFBE"), an independent financial advisor, to the effect that the Restructuring is fair to the existing stockholders from a financial perspective. See "—Fairness Opinion of Financial Advisor" below.

  k.
  The Cash Investors in the Private Placement will be entitled to three demand registration rights following the first anniversary of the closing plus immediately exerciseable and unlimited piggyback registration rights, in each case, with priority over other holders of registration rights and pari passu with the registration rights of the 2003 Noteholders and GeoLease. GeoLease and 2003 Noteholders electing to receive Common Stock for their 2003 Notes and warrants in lieu of cash, acting together, will be entitled to two demand registration rights following the first anniversary of the closing, plus immediately exerciseable and unlimited piggyback registration rights, in each case, with priority over other holders of registration rights but without preference to or priority over the registration rights of the Cash Investors.

  l.
  The Restructuring and the Reverse Stock Split must be approved by a majority of the outstanding shares of Common Stock entitled to vote, including a majority of the shares voted at the meeting by the Company's stockholders other than Blackhawk Investors, LLC, William R. Ziegler, Steven A. Webster, Christopher M. Harte, and any entities controlled, directly or indirectly, by any of such individuals (such other stockholders are referred to collectively as the "Disinterested Stockholders").

Determination of Stock Price in Connection with Restructuring

        After approximately 30 separate telephone conferences held between December 2001 and August 2002 among William R. Ziegler, on behalf of the Company, representatives of the CSFB Entities and certain prospective Cash Investors, the Company and the CSFB Entities agreed to a valuation of the Company (before taking into account the issuance of Common Stock in the Private Placement) at $2,750,000. During this time, the Board and the CSFB Entities also discussed and agreed on the uses of the proceeds of the proposed Private Placement, as well as an acceptable allocation of the Company's post-Restructuring equity among GeoLease, the holders of the Senior Secured Notes and the current stockholders. The Board continually maintained the position that allocating some equity to the current stockholders was essential to the fairness of the Restructuring generally.

        This negotiated valuation of $2,750,000 was the result of nearly nine months of arms-length negotiations among members of the Board, the CSFB Entities as well as prospective Cash Investors. However, no assurances can be made that such pricing is indicative of the Company's current valuation. For example, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (a copy of which accompanies this Proxy Statement) reflects that the Company had negative stockholder's equity as of September 30, 2002 of ($84,192,634). In addition, the closing market price for the Common Stock on January 24, 2003 as quoted on the Over the Counter Bulletin Board ("OTCBB") was $0.02 per share for a total market capitalization of $379,843.

Use of Private Placement Proceeds

        The Company will apply the cash proceeds from the sale of shares of Common Stock in the Private Placement as follows: (i) payments to GeoLease of (A) $1,000,000, together with an additional lump sum amount equal to $62,400 for each calendar month or part thereof from May 1, 2002 through the closing date of the Restructuring, plus (B) up to an additional $135,000 representing payments allocated to 2003 Noteholders electing to receive Common Stock (in lieu of cash) to redeem their 2003 Notes and 2003 Warrants, (ii) up to $135,000 to redeem the 2003 Notes and the 2003 Warrants surrendered by 2003 Noteholders electing to receive cash in lieu of Common Stock, (iii) $15,000 to redeem the 2005 Notes and 2005 Warrants, and (iv) the balance for working capital and general corporate purposes, including certain expenses of the Private Placement and the Restructuring and an estimated $100,000 in legal fees. The Company has made no significant commitments for capital expenditures during the 2001 or 2002, and no such commitments are expected during 2003. As a result, the Company believes the net proceeds of the Private Placement will be sufficient to support the Company's operations at least for the next 12 months.

Restructuring Alternative to Bankruptcy Reorganization or Liquidation

        The Company has considered the alternative of seeking protection under the reorganization provisions of Chapter 11 of the United States Bankruptcy Code. However, the Company believes that its current level of outstanding secured debt would not permit reorganization in a manner that would preserve any value in the Company's Common Stock. In the event of bankruptcy, all of the outstanding indebtedness of the Company, totaling approximately $86,223,595 at September 30, 2002, would rank senior in right of payment to the holders of the Company's Common Stock. Since the Company's outstanding debt to GeoLease and the Lender Group has been secured by substantially all of the Company's assets, and management believes that the value of the Company's assets in a liquidation would be substantially less than the Company's aggregate indebtedness, there may not be any assets left in the Company for distribution to the Company's stockholders after payment of its outstanding debt.

        If the closing of the Restructuring of the Company's debt cannot be consummated before the expiration of the Equipment Lease or the maturity of the 2003 Notes, then the Company may have no alternative other than to file for protection under Chapter 7 of the United States Bankruptcy Code and proceed to liquidate its assets. In that event, the Company does not anticipate that any assets would be available for distribution to the stockholders after payment of outstanding secured and unsecured debt. The basic term of the Equipment Lease expires on May 1, 2003 (at which time the Company will owe GeoLease approximately $7,556,386) and the 2003 Notes are due on September 15, 2003 (at which time the Company will owe approximately $9,856,734 to the 2003 Noteholders, plus an additional $1,900,000 in deferred rent obligations to GeoLease). If the Restructuring is not completed by May 1, 2003, the Company intends to seek a further extension of the basic term of the Equipment Lease until the Restructuring is completed. However, it is possible that the Company may be unsuccessful in obtaining any such extension.

Fairness Opinion of Financial Advisor

        The Company has engaged HFBE as its independent financial advisor to render a fairness opinion with respect to the Restructuring. As a condition to the closing of the Restructuring, HFBE must advise the Board that in its opinion, the Restructuring is fair to the existing stockholders from a financial point of view. Copies of such opinion will be available to the stockholders at the 2002 Annual Meeting.

        In preparing its opinion, HFBE will rely upon and assume, without independent verification, that the financial information provided to it by the Company had been reasonably prepared and accurately and completely reflects the historical financial performance and current financial condition of the

Company, and represents the Company's best currently available estimates of the financial results and condition of the Company for the year ending December 31, 2003, and that there had been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to HFBE.

        In assessing the financial fairness of the Restructuring, HFBE will:

  a.
  analyze mergers and acquisitions data for the Company's business segments;

  b.
  use widely accepted valuation methodologies, such as EBITDA analysis and discounted cash flow analysis, to perform an independent analysis of the enterprise value and equity value of the Company;

  c.
  analyze the terms of the Restructuring;

  d.
  examine comparable companies operating within the Company's business segments; and

  e.
  consider the available alternatives to the Restructuring.

        HFBE's opinion will necessarily be based upon economic, market and other conditions existing on the date of its opinion, and HFBE will assume no responsibility to update or revise its opinion based upon circumstances or events occurring after the date of its opinion.

        HFBE has not been requested to nor will it provide advice concerning the structure, the specific terms or any other aspects of the Restructuring, nor will HFBE provide services other than the delivery of its opinion. HFBE has not been engaged to act as agent or fiduciary of, and the Company has expressly waived any duties or liabilities HFBE may otherwise be deemed to have to the Company's stockholders or any third party.

        HFBE is not an insider, associate or affiliate of the Company, and prior to this engagement HFBE has never been engaged by the Company to provide advisory services or to act as an agent or underwriter with respect to the Company's securities.

        HFBE will be paid a fee of $50,000 upon delivery of its opinion as payment for its services as financial advisor to the Company in connection with the Restructuring. HFBE will not be entitled to any additional fees or compensation with respect to the Restructuring. However, the Company agreed to reimburse HFBE for its reasonable out-of-pocket expenses, including the fees of its legal counsel. The Company has also agreed to indemnify HFBE or any of its affiliates against certain liabilities, including liabilities under the federal securities laws.

Non-Waivable Conditions to Completion of Restructuring

        The conditions precedent to the completion of the Restructuring are set forth in Paragraphs 3 and 4 of the Restructuring Agreement, and include the following non-waivable conditions:

  a.
  The proposed Restructuring and Stock Split must be approved by a majority of the outstanding shares of the Common Stock entitled to vote, including a majority of the shares voted at the meeting by the Disinterested Stockholders.

  b.
  The Company shall have completed the Private Placement in the amount of not less than $3,500,000 and applied the proceeds thereof as described in this Proxy Statement. As of the date of this Proxy Statement, the Company has not received any firm commitments from investors willing to participate in the Private Placement.

  c.
  The Board shall have received a fairness opinion from an independent financial advisor to the effect that the Restructuring is fair to the existing stockholders from a financial point of view.

  d.
  The 2003 Noteholders, the 2005 Noteholders, William R. Ziegler and Steven A. Webster shall have surrendered for cancellation warrants to purchase an aggregate of 53,083,618 (prior to the Stock Split) shares of the Common Stock, leaving remaining only the Residual Warrants and Options.

        If any of the foregoing non-waivable conditions fails to occur, the Restructuring will not be completed. In such event, the Company will be required to call another meeting of the stockholders to approve the Restructuring reflecting any changes as may be required to account for the failure of any such condition, and will re-solicit the approval of the stockholders prior to completing the Restructuring.

        The Company expects the closing of the Restructuring will occur not more than 30 days following the 2002 Annual Meeting.

RISK FACTORS

Effect on Current Stockholders' Ownership and Rights

        Upon completion of the Restructuring, the existing stockholders of the Company will own approximately 1% of the outstanding Common Stock on a fully diluted basis (excluding shares reserved for the Option Pool and the Residual Warrants and Options). Approximately 56% of the Common Stock on a fully diluted basis (excluding shares reserved for the Option Pool and the Residual Warrants and Options) will be owned by the Cash Investors. Up to 15% of the Common Stock on a fully diluted basis (excluding shares reserved for the Option Pool and the Residual Warrants and Options) will be owned by the 2003 Noteholders. At least 28% (but up to 43%) of the Company's Common Stock on a fully diluted basis (excluding shares reserved for the Option Pool and the Residual Warrants and Options) will be held by GeoLease. GeoLease and certain Cash Investors will have significant influence in the election of the directors of the Company, the day-to-day affairs of the Company and fundamental corporate transactions.

Dilution

        Upon consummation of the Restructuring and the Reverse Stock Split, the Company will issue 10,635,607 shares of Common Stock to the Cash Investors, an aggregate of up to 2,848,823 shares of Common Stock to the 2003 Noteholders, and between 5,317,803 and 8,166,626 shares of Common Stock to GeoLease. The Company will also reserve for grant and issuance 3,351,556 shares to be issued pursuant to the Option Pool and 25,932 shares underlying the Residual Warrants and Options.

  Ownership of Capital Stock

        To illustrate the dilutive effect of the Restructuring on the current stockholders, the following table sets forth certain information concerning the beneficial ownership of the Company Stock as of December 20, 2002, and as adjusted to give effect to the Restructuring as to (i) each person known by the Company (based on filings under Section 13(d) or 13(g) of the Exchange Act) to be the holder of more than five percent of the Common Stock, (ii) each director or nominee for election as a director, (iii) each executive officer, (iv) GeoLease, (v) the Cash Investors and (vi) all of the Disinterested Stockholders as a group. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of Common Stock owned by such holder.

	Shares Beneficially Owned as of December 20, 2002(1)		Shares Beneficially Owned After Restructuring (assuming all of the 2003 Noteholders accept Common Stock)(2)			Shares Beneficially Owned After Restructuring (assuming all of the 2003 Noteholders accept cash)(2)
Shareholders	Number of Shares	Percent	Number of Shares(3)		Percent	Number of Shares(3)		Percent
Jay D. Haber 2310C Nantucket Houston, TX 77057	1,191,734	6.20%	11,191		*	11,917		*
Steven A. Webster 4701 St. Mary's Lane, Suite 800 Houston, TX 77079	19,791,025	66.45%	11,126,337	(4)	58.6%	10,725,606	(5)	56.5%
William R. Ziegler 230 Park Avenue New York, NY 10169	19,841,048	66.51%	11,126,377	(6)	58.6%	10,725,606	(7)	56.5%
Christopher M. Harte 217 Commercial Street, Suite 200 Portland, ME 04101	479,902	2.46%	48,326		*	0
Lynn A. Turner One Riverway, Suite 2100 Houston, TX 77056	500,000	2.57%	5,000		*	5,000		*
Michael A. Dunn One Riverway, Suite 2100 Houston, TX 77056	550,000	2.81%	5,500		*	5,500		*
Thomas J. Concannon One Riverway, Suite 2100 Houston, TX 77056	300,000	1.56%	0			0
Michael A. Schott One Riverway, Suite 2100 Houston, TX 77056	200,000	1.04%	2,000		*	2,000		*
Blackhawk Investors, L.L.C. 14701 St. Mary's Lane, Suite 800 Houston, TX 77079	14,402,178	58.24%	86,666		*	86,666		*
Blackhawk Capital Partners(8) 14701 St. Mary's Lane, Suite 800 Houston, TX 77079	14,402,178	58.24%	86,666		*	86,666		*
CSFB Entities	22,362,204	54.07%	6,332,650	(9)	33.3%	8,166,626	(10)	43.0%
Chase Equity Associates, L.P.	10,648,669	35.93%	483,260		2.5%	—		—
Spindrift Partners, L.P.	5,324,334	21.90%	241,630		1.3%	0		—
All Directors and Executive Officers as a Group	24,018,983	71.32%	11,214,699		59.0%	10,741,439		56.5%
Cash Investors	—	—	10,635,607		56.0%	10,635,607		56.0%
GeoLease	—	—	5,317,803		28%	8,166,626		43.0%
2003 Noteholders as a Group	—	—	2,848,823		15%	0		—
Disinterested Stockholders as a Group	9,658,823	50.9%	96,588		*	96,588		*

*
Less than one percent

(1)
Please see "Security Ownership of Certain Beneficiary Owners and Management" below for information about the shares and percentages shown in this column which are the same on December 20, 2002 as they were on December 31, 2001.

(2)
The shares and percentages shown assume that $3,500,000 of Company Stock will be purchased in the Private Placement by a single Cash Investor that is a special investment entity controlled by Steven A. Webster and William R. Ziegler. Therefore, all 10,635,607 shares to be issued in the Private Placement are deemed to be beneficially owned by Messrs. Webster and Ziegler.

(3)
The number of shares below reflects shares of Common Stock giving effect to the Reverse Stock Split.

(4)
Includes (i) 3,333 shares owned of record by Mr. Webster, (ii) 72,489 shares to be issued in exchange for his 2003 Notes, (iii) 86,666 shares owned of record by Blackhawk Investors, L.L.C. ("Blackhawk"), (iv) 328,282 shares to be issued to Somerset Capital Partners in exchange for its 2003 Notes and (v) 10,635,607 shares attributable to the ownership of shares to be purchased by the Cash Investors in the Private Placement.

(5)
Includes (i) 3,333 shares owned of record by Mr. Webster, (ii) 86,666 shares owned of record by Blackhawk and (iii) 10,635,607 shares attributable to the ownership of shares to be purchased by the Cash Investors in the Private Placement.

(6)
Includes (i) 3,333 shares owned of record by Mr. Ziegler, (ii) 72,489 shares to be issued in exchange for his 2003 Notes, (iii) 86,666 shares owned of record by Blackhawk, (iv) 328,282 shares to be issued to Somerset Capital Partners in exchange for its 2003 Notes and (v) 10,635,607 shares attributable to the ownership of shares to be purchased by the Cash Investors in the Private Placement.

(7)
Includes (i) 3,333 shares owned of record by Mr. Ziegler, (ii) 86,666 shares owned of record by Blackhawk, and (iii) 10,635,607 shares attributable to the ownership of the shares to be purchased by the Cash Investors in the Private Placement.

(8)
Blackhawk Capital Partners is the managing member of Blackhawk.

(9)
Includes (i) 5,317,803 shares to be issued to GeoLease under the Restructuring terms applicable to the Equipment Lease and (ii) 1,014,847 shares to be issued to the CSFB Entities in exchange for their 2003 Notes.

(10)
Includes (i) 5,317,803 shares to be issued to GeoLease under the Restructuring terms applicable to the Equipment Lease and (ii) 2,848,823 shares to be issued to GeoLease if all of the 2003 Noteholders elect to receive cash in lieu of Common Stock.

        As a result of the Restructuring, the ownership interest of the Company's existing stockholders will be substantially diluted. Existing stockholders who are not parties to the Restructuring will own approximately 1% of the Common Stock on a fully diluted basis (excluding shares reserved for the Option Pool and the Residual Warrants and Options), a reduction from 100% prior to the Restructuring. In the event that the Company would issue additional securities after the Restructuring, current stockholders' ownership will be diluted further.

No Assurances as to Success in Restructuring

        The Company has not been profitable for the past seven calendar years. For the years ended December 31, 2001 and December 31, 2000, respectively, the Company reported consolidated net losses of $39,935,534 and $18,569,262. In addition, for the nine months ended September 30, 2002, the Company reported a consolidated net loss of $11,437,330. The Company's capital structure remains highly leveraged. As of September 30, 2002, the Company had $63,242,111 of long-term debt. The Company is not in default of its payment obligations under the 2003 Notes, the 2005 Notes, or the Equipment Lease.

        The Restructuring is intended to effect a substantial reduction in the Company's outstanding indebtedness. The inability of the Company to successfully effectuate the Restructuring and any failure to effect substantial positive changes in the operations of the Company would have a material adverse effect on the Company and its stockholders.

        In addition to seeking the requisite stockholder vote at the 2002 Annual Meeting, the Company intends to use its best efforts to satisfy all conditions precedent to the closing of the Restructuring, such as completing the Private Placement on the terms described in this Proxy Statement. There is no assurance that the Restructuring will be completed.

Possible Change in Control of the Company

        The consummation of the Restructuring could result in a change in control of the Company if GeoLease, any member of the Lender Group or an individual investor (or group of affiliated investors) acquires a majority of the issued and outstanding shares of Common Stock as a Cash Investor in the Private Placement. In such event, the persons acquiring control would have the power to designate all of the directors of the Company, control the affairs of the Company and direct fundamental corporate transactions.

Trading Market for Common Stock

        The Company's Common Stock is traded on the OTCBB. While the Company intends to maintain its quotation on OTCBB, as a result of the Reverse Stock Split and the fact that a controlling block of the Company's Common Stock will be held by the Cash Investors, GeoLease, and the 2003 Noteholders, it is unlikely that the Restructuring will result in increased liquidity in the trading market for the Common Stock. Accordingly, there is no assurance that you will be able to sell your Common Stock in the future or at the price at which the Common Stock might be quoted. The number of stockholders of record before the Reverse Stock Split is 355. After the Reverse Stock Split, the number of stockholders is not expected to be significantly reduced.

Interest of Certain Persons in Matters to be Acted Upon

        Stockholders should be aware that each of the members of the Board, Steven A. Webster, William R. Ziegler and Christopher Harte, has significant financial interests in the Restructuring and the transactions contemplated thereby. Each such Board member is, directly or indirectly, a current stockholder, a member of the Lender Group and a holder of New Warrants (as defined on page 28 hereof). Specifically:

  a.
  As a current stockholder: (i) Steven A. Webster beneficially owns 19,791,025 shares of outstanding Common Stock, (ii) William R. Ziegler beneficially owns 19,841,048 shares of outstanding Common Stock and (iii) Christopher M. Harte beneficially owns 479,902 shares of outstanding Common Stock. These shares will be diluted in the Restructuring in the same manner as the outstanding Common Stock held by the Disinterested Stockholders.

  b.
  Assuming the Restructuring is completed on March 15, 2003, (i) Steven A. Webster will surrender $235,707 in 2003 Notes and warrants to purchase 591,603 shares of Common Stock in exchange for 72,489 shares of Common Stock, (ii) William R. Ziegler will surrender $235,707 in 2003 Notes and warrants to purchase 591,603 shares of Common Stock, in exchange for 72,489 shares of Common Stock; (iii) Christopher M. Harte will surrender $153,808 in 2003 Notes and warrants to purchase 479,902 shares of Common Stock, in each case owned by Spicewood Family Partners, in exchange for 48,326 shares of Common Stock issued to Spicewood Family Partners and (iv) each of Steven A. Webster and William R. Ziegler will cause Somerset Capital Partners (a partnership in which they comprise two of the three general partners) to surrender $1,099,965 in 2003 Notes and warrants to purchase 2,760,814 shares of Common Stock in exchange for 338,155 shares of Common Stock issued to Somerset Capital Partners.

  c.
  Each of the members of the Board will participate in the Private Placement as a Cash Investor through a special purpose investment entity which is expected to purchase $3,500,000 of the Common Stock in the Private Placement. It is expected that Steven A. Webster and William R. Ziegler will each be deemed to beneficially own all of the shares of Common Stock purchased by such newly-formed entity in the Private Placement.

  d.
  Each of Steven A. Webster and William R. Ziegler, as two of the three general partners of Somerset Capital Partners, a limited partner of GeoLease, beneficially owns the 6.49% limited partnership interest in GeoLease owned by Somerset Capital Partners.

  e.
  Mr. Webster will surrender for cancellation warrants to purchase 1,703,104 shares (prior to the Reverse Stock Split) issued to Mr. Webster in certain prior transactions, including shadow warrants to purchase 220,592 shares. Such shadow warrants were issued in 1997 and were structured to prevent Mr. Webster's equity position in the Company from being diluted as a result of the exercise of warrants that predated the issuance of the shadow warrants.

  f.
  Mr. Ziegler will surrender for cancellation warrants to purchase 1,753,113 shares (prior to the Reverse Stock Split) issued to Mr. Ziegler in certain prior transactions, including shadow warrants to purchase 220,601 shares.

        Each of the members of the Board has also participated, directly or indirectly, in the transactions that created the Company's indebtedness and warrant obligations that are the subject of the Restructuring. See "Certain Transactions" for a description of each director's financial interests in such transactions.

        William R. Ziegler and Steven A. Webster are assisting the Company in completing the Restructuring, including the negotiations with other members of the Lender Group and GeoLease as well as the solicitation of potential investors willing to participate in the Private Placement. Although there are currently no firm commitments for participation in the Private Placement, the Company currently believes that approximately $1,500,000 to be invested in the Private Placement will be from persons who are existing investors in the Company (either as holders of Senior Secured Notes, a partner in GeoLease or otherwise). The remaining $2,000,000 is expected to be invested by persons who are not currently investors in the Company. All $3,500,000 will be invested through a special purpose investment entity controlled by Messrs. Webster and Ziegler. As a result, each of Messrs. Webster and Ziegler will be deemed to beneficially own all of the 10,635,607 shares of Common Stock to be purchased in the Private Placement. In order to induce existing investors to participate in the Private Placement, the Private Placement will be offered to existing investors on more favorable terms that the terms offered to new investors. Specifically, the investment entity will be structured such that existing investors (currently expected to invest $1,500,000 in such entity (or approximately 43% of the total offering)) will be offered 50% of the aggregate ownership interest in the investment entity and new investors (currently expected to invest $2,000,000 in such entity (or approximately 57% of the total offering)) will receive 50% of the aggregate ownership interest in the investment entity. Notwithstanding the terms of such offering, there is no assurance that the new investors will participate in the Private Placement on these terms.

        Stockholders should also be aware that Mr. Webster is a managing director of Global Energy Partners, a wholly-owned affiliate of one of the entities comprising the CSFB Entities, which are collectively the largest holders of the Senior Secured Notes and hold a controlling ownership position in GeoLease. William R. Ziegler and Steven A. Webster are also indirect limited partners of GeoLease. The CSFB Entities indicated that they will not invest in the Private Placement.

        Stockholders should consider these financial interests fully in determining whether to approve the proposals described in this Proxy Statement.

No Disinterested Directors

        As a result of the significant financial interests of members of the Board in the Company's historical transactions as well as the transactions related to the Restructuring, each of the members of the Board is an "interested director" as contemplated by Section 144 of the Delaware General Corporation Law. For this reason, the conditions precedent to the completion of the Restructuring include (i) the receipt of a fairness opinion from an independent financial advisor that the Restructuring is fair to the Company's existing stockholders from a financial perspective and (ii) the approval of the Restructuring by a majority of the outstanding shares of stock entitled to vote, including a majority of the shares voted by the Disinterested Stockholders. There can be no assurance that either of these conditions will be satisfied to the Board's satisfaction. The failure to occur of either of these conditions will make it unlikely that the Restructuring will be completed.

Dividends

        The Company has never paid cash dividends on its Common Stock and the Board intends to retain all of the Company's earnings, if any, for the foreseeable future to finance the development and expansion of its business. In addition, the Company is currently prohibited from paying cash dividends under the Indenture governing its 2003 Notes and 2005 Notes unless the Company achieves certain profit levels and complies with certain financial covenants. If the Restructuring is completed, the Company will no longer be restricted by the terms of the 2003 Notes and 2005 Notes. There can be no assurance that the Company's operations will prove profitable to the extent necessary to pay cash dividends. Moreover, even if such profits are achieved, future dividend policy will depend upon the Company's earnings, capital requirements, financial condition and other factors considered relevant by the Company's Board.

BACKGROUND OF RESTRUCTURING

        On April 30, 1998, the Company completed a private offering of $40,000,000 of certain securities designated as its 12% Senior Subordinated Notes (the "Original Notes") to the CSFB Entities and certain additional investors (the "1998 Purchasers") pursuant to the terms of a Securities Purchase Agreement by and among the Company and the 1998 Purchasers. Additionally, the Company (i) caused certain of its wholly-owned subsidiaries to execute guarantees of the Original Notes pursuant to an Indenture executed by each of them, (ii) granted warrants (the "Warrants") to the 1998 Purchasers entitling them to purchase up to an aggregate of 7,618,594 shares of Common Stock at a price of $2.00 per share, subject to certain adjustments, and (iii) granted certain registration rights in favor of the 1998 Purchasers with respect to the Original Notes, the Warrants and the shares of Common Stock which may be acquired upon exercise of the Warrants. The completion of these transactions enabled the Company to purchase certain additional seismic recording equipment and complete the acquisition of Geophysical Development Corporation.

        On October 1, 1999, the Company completed a restructuring of its Original Notes and received an additional $4,000,000 from the holders of the Original Notes and $1,000,000 from William R. Ziegler, Steven A. Webster and Somerset Capital Partners (an entity controlled by Messrs. Ziegler and Webster). On November 30, 1999, the Company received an additional $895,000 from unaffiliated investors, except that Spicewood Family Partners (an entity controlled by Christopher M. Harte) provided $100,000 of such funding. This restructuring involved (i) the Company issuing its 2005 Notes in exchange for the Original Notes, (ii) the Company issuing its 2003 Notes in exchange for the $5,895,000 in additional debt financing received on October 1 and November 30, 1999. The Company also granted security interests covering substantially all of its assets as security for the Senior Secured Notes and caused certain of its wholly-owned subsidiaries to execute guarantees of the Senior Secured Notes. Concurrently, the Company restructured its debt obligations to IO, its principal equipment supplier for the Company's seismic acquisition operations.

        During 2000, due to the Company's weakening financial condition, management focused on raising additional capital to sustain operations and on restructuring its indebtedness under the Equipment Lease with IO, the Company's principal equipment supplier at the time. Beginning in April 2000, management initiated discussions with IO about a possible restructuring of the Company's indebtedness under the Equipment Lease. In October 2000 the Company ceased making rental payments to IO, and between October 2000 and April 2001, the Company, certain holders of the Senior Secured Notes and IO conducted negotiations concerning a proposed restructuring or buy-out of the Equipment Lease.

        In April 2001, a group of the Company's principal creditors, including the CSFB Entities, Steven A. Webster and William R. Ziegler formed GeoLease for the purpose of acquiring the rights of IO under its equipment lease with the Company. On April 9, 2001, GeoLease purchased the leased equipment and was assigned the rights under the Equipment Lease. Immediately after the assignment of the Equipment Lease, the Company and GeoLease entered into Amendment No. 1 to the Equipment Lease, allowing the Company to defer the monthly installments due on the Equipment Lease until the expiration date of the Equipment Lease (currently, May 1, 2003). The Company is obligated to pay interest at a rate of 18% per annum on any monthly installment not paid when due, and any such accrued interest is due at the expiration of the Equipment Lease. On April 9, 2001, concurrently with the transactions with GeoLease, the Company restructured its obligations under the Senior Secured Notes and entered into a Subordination and Amendment Agreement with the holders of the notes. The restructuring extended the maturity date on the 2003 Notes from September 15, 2002 to September 15, 2003 and permitted the Company, at its option, to pay interest on each interest payment date, in the form of cash interest or payment in kind ("PIK") interest (the issuance of additional notes) through, but not including, the maturity dates for the Senior Secured Notes. These changes in the outstanding Senior Secured Notes put the Company's obligations to GeoLease in a priority position over the holders of the Company's outstanding Senior Secured Notes.

        The seismic service industry downturn, which began in 1999, continued to negatively impact the Company's operating and financial results in 2001. While the Company's gross revenues increased by approximately 41% in 2001 as compared to revenues achieved in 2000, the prices the Company was able to charge its clients for its services, at both its seismic acquisition and seismic data processing operations, remained at historically low levels due to continuing competitive pressures. The Company's margins, already at historically low levels, generated from these increased revenues were not sufficient to overcome the substantial operating loss incurred on a seismic acquisition project that ran significantly longer than projected due to client permit issues and severe weather which occurred during the months of June and November. This project was contracted for on a turnkey basis, which provides for a fixed fee to be paid per square mile of data acquired. Such a contract causes the Company to bear substantially all the risks of business interruption caused by weather delays and other hazards. While the Company's recording crew was on the project, extreme weather occurred in June (Tropical Storm Allison) and in November, and permitting problems persisted for the duration of the project. These events caused the Company to incur an operating loss of approximately $1,500,000 on this project. These circumstances made it difficult for the Company to meet its financial obligations in a timely manner and raised substantial doubt about the Company's ability to continue as a going concern.

        By the end of 2001, the Company's Chief Financial Officer contacted members of the Board expressing the Company's urgent need to address the cash flow shortfalls created by the losses incurred on the seismic acquisition project described above. On December 12, 2002 certain members of the Board held telephone discussions with management to address the Company's immediate cash needs. Management then held a series of meetings with certain customers (including the customer involved in the seismic acquisition project in which the Company lost $1,500,000), vendors and creditors for the purpose of obtaining loans and other financial assistance. Finally on December 19, 2001, the Board determined that the Company would need to restructure substantially all of its indebtedness in order to continue operations: approximately $7,556,386 due and payable to GeoLease on October 1, 2002 (the expiration of the basic term of the Equipment Lease); approximately $11,756,734 due and payable at the maturity of the 2003 Notes; and approximately $98,803,883 due and payable at the maturity of the 2005 Notes. Because all of the Company's long-term indebtedness is secured by the Company's assets, any foreclosure on these obligations would likely cause the Company to discontinue operations.

        As an initial step in the restructuring process, the Company attempted to address its immediate cash flow shortages when it successfully restructured approximately $3.4 million in accounts payable by converting such payables into one -year unsecured promissory notes. The notes provide for 12 level monthly payments to be made to the holders including 12% interest on the remaining unpaid balance. All current note payments had been timely made during 2002 and the total balance outstanding had been reduced to approximately $61,801 at December 31, 2002.

        At the beginning of 2002, the Company also began discussions with the CSFB Entities about a comprehensive restructuring that would not only provide debt service relief but also provide for the infusion of additional equity to enable the Company to meet working capital requirements going forward. In structuring these transactions, the Company attempted to, among other things, (i) reduce the payment obligations and extend the term of the Equipment Lease until at least April 30, 2004, (ii) convert the outstanding principal and all accrued and unpaid interest on its 2003 Notes and 2005 Notes into equity or to obtain the noteholders' agreement to accept a cash payment in exchange for extinguishment of these notes, and (iii) raise a sufficient amount of additional cash equity to support working capital requirements. The Equipment Lease with GeoLease (which had an expiration date of October 1, 2002) has been extended until May 1, 2003 to grant the Company sufficient time to complete the Restructuring. The Company is currently not in default under the Equipment Lease or any of the Senior Secured Notes.

        The Company initially proposed the terms of the Restructuring to the CSFB Entities since they own a controlling interest in GeoLease and own approximately 50.6% of the Senior Secured Notes. The Company's obligations under the Senior Secured Notes have been subordinated to the obligations to GeoLease since April 2001. Thus, obtaining GeoLease's approval of the restructuring terms was an essential first step in the restructuring process. Moreover, since certain holders of the 2005 Notes and the 2003 Notes, including the CSFB Entities, are also owners of GeoLease, the Company determined that obtaining the approval of the Restructuring by the CSFB Entities would improve the likelihood that all of the holders 2005 Notes and 2003 Notes would approve the Restructuring. William R. Ziegler spoke with representatives of the CSFB Entities concerning the proposed terms of the Restructuring via approximately 30 separate telephone conferences from December 2001 to August 2002. Approximately 16 versions of a term sheet of the Restructuring were circulated and discussed between the Company and the CSFB Entities. Finally, in mid-August 2002 the Company and the CSFB Entities agreed on the principal terms of the Restructuring. The CSFB Entities primarily negotiated the terms of the Restructuring with other holders of the Senior Secured Notes.

        After initially discussing proposed terms with representatives of the CSFB Entities, the Board determined that the Company would need to raise additional cash in order to satisfy its obligations under the terms of the contemplated Restructuring, including the required payments to GeoLease. The CSFB Entities have informed the Company that although they intend to approve the Restructuring, they will not participate in the Private Placement as a Cash Investor. The Company, therefore, privately is seeking commitments from other existing investors in the Company as well as new investors willing to invest cash in the Company and participate in the Private Placement. As of the date of this Proxy Statement the Company believes that existing investors will invest approximately $1,500,000 in the Company and that new investors will invest approximately $2,000,000 in the Company. As a condition to the closing of the Restructuring, investors must purchase $3,500,000 in a Private Placement of the Company's Common Stock to fund the Restructuring on the terms described in this Proxy Statement.

        Despite all of the Company's efforts to restructure its obligations and improve its cash flow, the difficult operating conditions of the seismic service industry continue to impact negatively the Company's financial position. The Company reported a net loss of $11,437,330 or $(.60) per share, for the nine months ended September 30, 2002. As of September 30, 2002, the Company had aggregate indebtedness to the holders of the Senior Secured Notes of $75,841,593. The Company has been unable to make cash interest payments to such holders since issuance of Senior Secured Notes and has been required to issue approximately $10,743,580 in additional PIK Notes to satisfy its interest obligations on the Senior Secured Notes and continues to accrue interest obligations under the Senior Secured Notes. Moreover, the Company is obligated to pay $7,556,386 at the expiration of the Equipment Lease (currently scheduled to expire May 1, 2003). The Board, therefore, has concluded that the Company has no reasonable prospect of repaying the Senior Secured Notes under the current conditions prevailing in the seismic service industry. Consequently, the Board has approved the Restructuring and has submitted the Restructuring to the stockholders for their approval. The Board believes that the Restructuring provides the Company with its best opportunity to continue as a going concern.

        See also "Federal Income Tax Consequences" on page 21 hereof.

Board Approval; Votes Required

        The Board unanimously has approved the Restructuring and is submitting the terms of the Restructuring to the stockholders for their approval in accordance with applicable law. It is intended that proxies not marked to the contrary will be voted FOR approval of the Restructuring. The affirmative vote of a majority of the outstanding shares of stock entitled to vote, which vote must include a majority of the shares voted by Disinterested Stockholders at the 2002 Annual Meeting, is required for approval of the Restructuring. However, as a result of the significant financial interests of members of the Board in the Company's historical transactions as well as the transactions related to the Restructuring, the Board believes that it is not in a position to recommend that the stockholders approve the Restructuring. While each Board member, in his capacity as a stockholder, intends to vote for the Restructuring, the Board believes that each stockholder must make his or her own determination concerning whether or not to approve the Restructuring.

        The Board, at a meeting on October 30, 2002, considered the Restructuring as provided in the Restructuring Agreement attached hereto, including the fairness of the Restructuring from a financial point of view to the stockholders. The Board unanimously approved the Restructuring and authorized that it be submitted to the stockholders for approval. As a condition to the closing of the Restructuring, the Board will obtain an independent determination of the fairness of the Restructuring to the stockholders.

        The principal factors considered by the Board were based on the threshold determination by the Board that the Company should remain in business rather than close its operations. The Board determined that maintaining operations would be more favorable to the Company's creditors, stockholders and employees (as well as the customers and vendors doing business with the Company) rather than terminating operations. The Restructuring allows the Company to reoganize without bankruptcy and in a manner that preserves some value for the existing holders of the Common Stock. As stated above, in the event of bankruptcy, it is unlikely that there would be any assets left in the Company for distribution to the Company's stockholders after payment of its outstanding debt.

        The principal negative factor considered by the Board in discussing the Restructuring was the immediate and substantial dilution of the outstanding Common Stock. The holders of 100% of the outstanding Common Stock will own, collectively, one percent of the outstanding Common Stock immediately after the Restructuring. The Board also considered the legal and practical difficulties resulting from the lack of disinterested directors available to structure and approve the Restructuring.

        After considering the factors described above, the Board approved the Restructuring and is submitting the Restructuring to the stockholders for their approval.

CHARTER AMENDMENT
(Proposal 2)

        The Board has adopted resolutions proposing and recommending that the stockholders authorize an amendment to the Company's Certificate of Incorporation (the "Charter Amendment") to (i) effect a one for one hundred reverse stock split of the Company's outstanding shares of Common Stock and (ii) provide for the payment of cash in lieu of issuing any fractional shares otherwise issuable in connection with the Reverse Stock Split. The Board has recommended the adoption of the Charter Amendment by the stockholders in order to make available sufficient shares of Common Stock to complete the Restructuring.

        The Company's Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of Common Stock, of which 18,992,156 shares are currently issued and outstanding. Without the Reverse Stock Split, the Company would not have an adequate number of authorized, unissued and unreserved shares of Common Stock to effect the Restructuring. After the Reverse Stock Split and upon consummation of the Restructuring, the Company will have 78,133,089 Common Stock shares available for future issuance. Stockholders should be aware that issuances of additional shares of Common Stock after the Restructuring will result in further dilution of their ownership interest in the Company.

        The Reverse Stock Split will not change the proportionate ownership interest of the stockholders in the Company, nor will the voting rights and other rights of stockholders be changed (except for the rights of stockholders receiving cash payments in lieu of fractional shares).

        The Reverse Stock Split will become effective immediately upon filing of the Charter Amendment with the Secretary of State of Delaware. The Charter Amendment is expected to be filed promptly after the stockholders approve the Restructuring and the Board has determined all other conditions precedent to the completion of the Restructuring have been satisfied. If the Restructuring is completed and the Charter Amendment is filed with the Secretary of State of Delaware, each certificate representing shares of Common Stock outstanding immediately prior to the Reverse Stock Split (the "Old Common Stock") will automatically, and without any action on the part of the stockholders, represent new shares (the "New Common Stock") equal to one one-hundredth of the number of shares of Common Stock after the Reverse Stock Split. Holders of Old Common Stock will be asked to surrender their certificates representing their Old Common Stock in exchange for certificates representing Common Stock. The Company's transfer agent will furnish each stockholder with a letter of transmittal setting forth the procedures necessary for the exchange of certificates representing Old Common Stock for certificates representing New Common Stock. No fractional shares of New Common Stock will be issued as a result of the Reverse Stock Split. A Stockholder who would otherwise be entitled to receive a fractional share of New Common Stock will instead receive a cash payment in lieu of such fractional share.

Amendment to Certificate of Incorporation

        To effect the Reverse Stock Split, the Board of Directors of the Company has adopted a resolution setting forth the following amendment to the Company's Certificate of Incorporation, declaring its advisability and calling the Annual Meeting of Stockholders to approve such amendment to which this Proxy Statement relates. Specifically, the first paragraph of Article Four of the Company's Certificate of Incorporation will be amended such that it is deleted in its entirety and replaced with the following:

        "The total number of shares of all classes of stock which the Corporation shall have the authority to issue is One Hundred Two Million Five Hundred Thousand (102,500,000) shares, of which Two Million Five Hundred Thousand (2,500,000) shares, designated as Preferred Stock, shall have a par value of $10.00 per share (the "Preferred Stock"), and One Hundred Million (100,000,000) shares, designated as Common Stock, shall have a par value of $0.01 per share (the "Common Stock")."

        "Effective immediately on the filing date of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), every 100 (one hundred) shares of Common Stock outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be automatically reclassified and continue (the "Reverse Stock Split"), without any action on the part of the holder thereof, as 1 (one) share of Common Stock (the "New Common Stock"). The Corporation is completing a series of debt restructuring and recapitalization transactions with its principal creditors (the "Restructuring") along with the Reverse Stock Split, and stockholders should be aware that the issuance of additional shares of Common Stock after the Restructuring may result in additional dilution of their ownership interest in the Corporation. The Corporation shall not issue fractional shares on account of this Reverse Stock Split. In lieu of any fractional shares to which a stockholder would otherwise by entitled as a result of the Reverse Stock Split, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Corporation's Common Stock on the OTCBB during regular trading hours for the five trading days immediately preceding the Effective Time of the Reverse Stock Split."

        "The Reverse Stock Split will not change the proportionate ownership interest of the stockholders in the Corporation, nor will the voting rights and other rights of stockholders be changed (except for the rights of stockholders receiving cash payments in lieu of fractional shares)."

        "This Amendment is expected to be filed promptly after the stockholders approve the Restructuring and the Board of Directors has determined that all other conditions precedent to the completion of the Restructuring have been satisfied. From and after the Effective Time, certificates representing shares of Old Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock. Holders of Old Common Stock will be asked to surrender their certificates representing their Old Common Stock in exchange for certificates representing New Common Stock. The Corporation's transfer agent will furnish each stockholder with a letter of transmittal setting forth the procedures necessary for the exchange of certificates representing Old Common Stock for certificates representing New Common Stock."

        "A description of the designations, preferences, and relative rights of each class of stock of the Corporation is as follows:"

        The Reverse Stock Split, if approved by stockholders and implemented by the Board will become effective upon the filing with the Secretary of State of the State of Delaware the Charter Amendment. The Board reserves the right, notwithstanding stockholder approval, not to proceed with the Reverse Stock Split, if the Board determines that it is no longer in the stockholders' best interests.

Effects of Reverse Stock Split

        Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's Common Stock. If effected, the Reverse Stock Split will result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of stockholders owning "odd-lots" are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares. As administrator of the Company's 1995 Stock Option Plan and 1997 Stock Awards Plan, the Board has determined that each holder of a stock option granted under those plans will be entitled to purchase a proportionately lower number of shares of Common Stock (1-for-100) at a proportionately higher price per share.

        Following the Reverse Stock Split, each share of Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Common Stock prior to the Reverse Stock Split. The Reverse Stock Split will have no effect on the number of authorized shares of Common Stock. The Reverse Stock Split will also not affect the par value of the Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital of the Company's balance sheet attributable to Common Stock will be reduced by approximately $188,023 from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced.

        Following the completion of the Reverse Stock Split, the Company will maintain its status as a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, the Company's Common Stock will continue to be eligible for trading on the OTCBB (subject to the continued compliance with the requirements thereof).

Exchange of Certificates, No Fractional Shares

        Upon filing of the Charter Amendment to the Company's Certificate of Incorporation effecting the Reverse Stock Split, every 100 outstanding common shares will automatically, without any further action of the stockholder, be deemed to represent one share of Common Stock.

        NO FRACTIONAL SHARES OF COMMON STOCK WILL BE ISSUED IN CONNECTION WITH THE PROPOSED REVERSE STOCK SPLIT. ASSUMING THE APPROVAL OF THE REVERSE STOCK SPLIT, THE COMPANY SHALL PAY TO A STOCKHOLDER WHO WOULD OTHERWISE BE ENTITLED TO RECEIVE A FRACTIONAL SHARE OF COMMON STOCK A CASH PAYMENT EQUAL TO SUCH FRACTION MULTIPLIED BY THE AVERAGE OF THE HIGH AND LOW TRADING PRICES OF THE COMPANY'S COMMON STOCK ON THE OTCBB DURING REGULAR TRADING HOURS FOR THE FIVE TRADING DAYS IMMEDIATELY PRECEDING THE EFFECTIVE TIME OF THE REVERSE STOCK SPLIT.

        DO NOT SURRENDER OR SEND US YOUR STOCK CERTIFICATES AT THIS TIME. AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE, OUR EXCHANGE AGENT WILL SEND YOU A LETTER CONTAINING THE INSTRUCTIONS FOR THE SURRENDER OF YOUR STOCK CERTIFICATES.

        The Company's transfer agent, Mellon Investor Services LLC will serve as the exchange agent in connection with the Reverse Stock Split. As soon as practicable after the effective date of the Reverse Stock Split, our exchange agent will send to stockholders a letter containing instructions for the surrender of their stock certificates. After the old certificates are surrendered, a certificate representing the number of post-Reverse Stock Split shares will be issued and sent to stockholders. Each old common stock certificate will continue to be valid and represent shares equal to one-one hundredth of the shares held prior to the Reverse Stock Split. The voting and other rights relating to the Old Common Stock will not be altered by the Reverse Stock Split.

No Dissenters' Rights

        The Delaware General Corporation Law does not grant stockholders of a Delaware corporation dissenter's rights or appraisal rights with respect to the Reverse Stock Split.

Resale of Restricted Securities

        The proposed Charter Amendment will not affect the transferability of shares of Common Stock or any present restriction on the sale of such shares. For purposes of determining the relevant holding period as prescribed by Rule 144 under the Securities Act of 1933, as amended, the shares of Common Stock to be issued to each stockholder after the Effective Time will be deemed to have been acquired on the date on which the stockholder acquired the shares of Common Stock held immediately prior to the Effective Time.

Integral Component of Restructuring

        The Reverse Stock Split is an integral component of the Restructuring (Proposal 1). If the Charter Amendment is not approved by the stockholders, the Company will not be able to complete the Restructuring. In addition, if the stockholders do not approve the Restructuring, then the Board may, at its discretion, decide not to effect the Charter Amendment if it is approved. In all events, however, the Board has the right to abandon the Restructuring even if the stockholders approve the Restructuring and the Charter Amendment.

Board Approval; Votes Required

        The Board unanimously has approved the Charter Amendment and is submitting the Charter Amendment to the stockholders for their approval. It is intended that proxies not marked to the contrary will be voted FOR authorization of the Charter Amendment. The affirmative vote of a majority of the outstanding shares of stock entitled to vote, which vote must include a majority of the shares voted by the Disinterested Stockholders at the 2002 Annual Meeting, is required for approval of the Charter Amendment.

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion summarizes the material federal income tax consequences of the Restructuring and the Reverse Stock Split to the Company and to the stockholders of the Company who are U.S. Holders. For purposes hereof, a "U.S. Holder" is any stockholder of the Company, or any partner in a partnership which is a stockholder of the Company, if such stockholder or partner is (i) a U.S. citizen or resident alien individual, (ii) a corporation organized under the laws of the U.S. or any state, (iii) an estate the income of which is subject to U.S. federal income tax without regard to source or (iv) a trust if a court is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of the trust. This discussion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to differing interpretation and all of which are subject to change.

        Moreover, this discussion does not purport to address all aspects of U.S. federal income taxation that may be relevant to any particular stockholder of the Company in light of his or her individual circumstances. In addition, it does not address any tax consequences to the stockholders of the Company subject to special rules under federal income tax law, including insurance companies, tax exempt organizations, financial institutions, broker dealers, foreign individuals or entities, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle, conversion transaction or other risk reduction transaction and stockholders who do not hold their stock as capital assets. ACCORDINGLY, STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS FOR AN ANALYSIS OF THE EFFECT OF THE RESTRUCTURING AND REVERSE STOCK SPLIT ON THEIR RESPECTIVE TAX SITUATIONS, INCLUDING CONSEQUENCES UNDER APPLICABLE STATE TAX LAWS.

Tax Consequences of Restructuring

        The Company will realize approximately $83,000,000 of income from the cancellation of indebtedness associated with the cancellation of the 2003 Notes, the 2005 Notes, and certain of its obligations to GeoLease as part of the Restructuring (the "COD Income"). The Company anticipates, however, that it will be permitted to exclude all COD Income from its gross income pursuant to Code Section 108, and thus will not incur any current tax liability with respect to the Restructuring. In connection with certain requirements under Code Section 108, however, the Company anticipates that it will lose substantially all of its tax attributes, including its net operating losses, tax credits, and depreciable basis (except as discussed further below).

        The Company believes that Code Section 108 provides three exclusions that will apply to the COD Income. First, pursuant to Code Section 108(e)(2) (the "Lost Deduction Exception"), the Company does not need to recognize gross income from the cancellation of its obligation to pay interest on the 2003 Notes, the 2005 Notes, or its obligations to GeoLease to the extent that payment of the interest would have generated a tax deduction for the Company. The Company is required to use the cash method of accounting with respect to the 2003 Notes and 2005 Notes, and has not claimed any deductions for interest owed on its obligations to GeoLease. A portion of the COD Income will be attributable to interest including original issue discount owed on the 2003 Notes, the 2005 Notes, and the GeoLease obligations the payment of which would generate a tax deduction for the Company. The Company estimates that this portion will comprise approximately $24,000,000 of the COD Income.

        Second, pursuant to Code Section 108(e)(8) (the "Stock-For-Debt Exception"), the Company does not need to recognize gross income to the extent of the fair market value of any shares of Common Stock that it issues in exchange for either the 2003 Notes, the 2005 Notes, or the GeoLease obligations. Pursuant to the terms of the Restructuring, this exclusion would be applicable with respect to the 2003 Notes and the GeoLease obligations. With respect to the 2003 Notes, the exclusion will apply only to the extent that the 2003 Noteholders elect to receive Company common stock, and not cash, as part of the Restructuring. Based on valuations applicable to the Company's Common Stock in connection with the Restructuring, the Company estimates that the amount of the COD Income to which this exclusion will apply is approximately $2,600,000.

        Finally, pursuant to Code Section 108(a)(1)(B) (the "Insolvency Exception"), the Company does not need to recognize gross income from the balance of the COD Income remaining after application of the Lost Deduction Exception and Stock-For-Debt Exception to the extent that the Company is insolvent immediately prior to the Restructuring. For this purpose, the Company will be considered insolvent to the extent that the amount of its liabilities exceeds the fair market value of its assets measured at such time (without reduction for amounts subject to the Lost Deduction Exception and Stock-For-Debt Exception). The Company estimates that, after application of the Lost Deduction Exception and Stock-For-Debt Exception, the balance of the COD Income remaining will be approximately $56,400,000. The Company also estimates that, immediately prior to the Restructuring, the total amount of the Company's liabilities will exceed aggregate fair market value of its assets by the amount of approximately $87,600,000. Accordingly, the Company believes that this exclusion will apply to all COD Income remaining after application of the Lost Deduction Exception and Stock-For-Debt Exception.

        Although the Company believes that it will not be required to recognize any gross income in connection with the Restructuring, there is a cost to the Company associated with application of the Insolvency Exception. The cost is that the Company's tax attributes in existence at the end of the taxable year in which the Restructuring occurs must be reduced in an amount up to the amount of the COD Income that is excluded from the Company's gross income under the Insolvency Exception. The tax attributes that must be reduced include the Company's net operating losses (both carryover and current year amounts), tax credits (including general business, minimum tax, and foreign tax credits), capital losses (both carryover and current year amounts), and adjusted basis in all property that it holds at the beginning of the taxable year following the taxable year in which the Restructuring occurs. The Company estimates that the total amount of its tax attributes at the end of the taxable year in which the Restructuring occurs will be less than the total amount of COD Income to which the Insolvency Exception will apply. Accordingly, the Company anticipates that it will lose all or substantially all of its tax attributes in connection with the Restructuring. The Company believes that the only exception to this attribute reduction is that, pursuant to Code Section 1017(b)(2), the Company will be able to preserve up to approximately $10,000,000 of the adjusted basis that it otherwise would have in the property that it holds after the Restructuring. This exception is based on the Company's estimate that it will continue to have liabilities in approximately this amount following the Restructuring. This exception to attribute reduction is a limited benefit that will apply only to the extent of any such remaining liabilities.

Tax Consequences of Reverse Stock Split

        The Reverse Stock Split will be treated as a tax-free reorganization for federal income tax purposes pursuant to Code Section 368(a)(1)(E). Therefore, neither the Company nor its stockholders will recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split; provided, however stockholders must recognize any income or gain associated with cash received in lieu of fractional shares. Since the cash payments made to the stockholders in lieu of issuing fractional shares as a result of the Reverse Stock Split will represent merely a mechanical rounding off of fractional interests otherwise resulting from the Reverse Stock Split, a stockholder who receives such a cash payment will generally be treated as having received the payment as a distribution in redemption of the fractional share. Pursuant to Code Section 302(a), such distribution will be taxed as either a distribution under Code Section 301 or as a sale or exchange, depending on the stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share.

        The shares of New Common Stock to be issued to each stockholder will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the Old Common Stock held by the stockholder immediately prior to the Closing Date, decreased by the basis allocated to the fractional share with respect to which such stockholder receives cash. A stockholder's holding period for the shares of New Common Stock to be issued will include the holding period for shares of Old Common Stock exchanged therefor.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership Summary

        The following table sets forth, as of December 31, 2001, the number of shares of the Company's Common Stock beneficially owned by (i) each person known by the Company (based on filings under Section 13(d) or 13(g) of the Exchange Act) to be the holder of more than five percent of its voting securities, (ii) each director or nominee for election as a director, (iii) each executive officer, and (iv) all of the Company's directors and officers as a group. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of Common Stock owned by such holder.

Name and Address of Beneficial Owner or Group	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Jay D. Haber 2310C Nantucket Houston, TX 77057	Common	1,191,734 shares	(2)	6.20%
Steven A. Webster 14701 St. Mary's Lane, Suite 800 Houston, TX 77079	Common	19,791,025 shares	(3)	66.45%
William R. Ziegler 230 Park Avenue New York, NY 10169	Common	19,841,048 shares	(4)	66.51%
Christopher M. Harte 217 Commercial Street, Suite 200 Portland, ME 04101	Common	479,902 shares	(5)	2.46%
Lynn A. Turner One Riverway, Suite 2100 Houston, TX 77056	Common	500,000 shares	(6)	2.57%
Michael A. Dunn One Riverway, Suite 2100 Houston, TX 77056	Common	550,000 shares	(6)	2.81%
Thomas J. Concannon One Riverway, Suite 2100 Houston, TX 77056	Common	300,000 shares	(6)	1.56%
Michael A. Schott One Riverway, Suite 2100 Houston, TX 77056	Common	200,000 shares	(6)	1.04%
Blackhawk Investors, L.L.C. 14701 St. Mary's Lane, Suite 800 Houston, TX 77079	Common	14,402,178 shares	(7)	58.24%
Blackhawk Capital Partners 14701 St. Mary's Lane, Suite 800 Houston, TX 77079	Common	14,402,178 shares	(8)	58.24%
CSFB Entities	Common	22,362,204	(9)	54.07%
Chase Equity Associates, L.P.	Common	10,648,669	(10)	35.93%
Spindrift Partners, L.P.	Common	5,324,334	(11)	21.90%
All Directors and Executive Officers as a Group	Common	24,018,983 shares	(12)	71.32%

(1)
These percentages are calculated on the basis of 18,992,156 shares of Common Stock, that were issued and outstanding on December 31, 2001, plus, with respect to each person, group or entity listed, such number of shares of Common Stock as such person or entity has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights held by such person or entity. Certain shares are deemed beneficially owned by more than one person or entity listed in the table.

(2)
Includes 240,000 shares of Common Stock purchasable pursuant to options granted to Mr. Haber under the Company's 1995 Stock Option Plan.

(3)
Includes (i) 2,074,115 shares of Common Stock issuable pursuant to warrants held by Mr. Webster, (ii) 333,326 shares owned of record by Mr. Webster, (iii) (A) 8,666,667 shares of Common Stock owned of record by Blackhawk Investors, L.L.C. ("Blackhawk") and (B) 5,735,511 shares of Common Stock purchasable pursuant to the Shadow Warrant issued to Blackhawk, since Mr. Webster is one of two partners of Blackhawk Capital Partners ("BCP"), the managing member of Blackhawk, (iv) 220,592 shares of Common Stock purchasable exercisable pursuant to the Shadow Warrant issued to Mr. Webster, and (v) 2,760,814 shares of Common Stock issuable pursuant to warrants held by Somerset Capital Partners ("SCP"), since Mr. Webster is one of three general partners of SCP.

(4)
Includes (i) 2,074,115 shares of Common Stock issuable pursuant to warrants held by Mr. Ziegler, (ii) 333,340 shares owned of record by Mr. Ziegler, (iii) (A) 8,666,667 shares of Common Stock owned of record by Blackhawk (B) 5,735,511 shares of Common Stock purchasable pursuant to the Shadow Warrant issued to Blackhawk, since Mr. Ziegler is one of two partners of BCP, the managing member of Blackhawk, (iv) 50,000 shares of Common Stock issuable pursuant to stock options held by Mr. Ziegler, (v) 220,601 shares of Common Stock purchasable pursuant to the Shadow Warrant issued to Mr. Ziegler, and (vi) 2,760,814 shares of Common Stock issuable pursuant to warrants held by SCP, since Mr. Ziegler is one of three general partners of SCP.

(5)
Includes (i) 85,500 shares of Common Stock issuable pursuant to warrants held by Mr. Harte, which warrants were issued in accordance with the terms of that certain promissory note dated March 24, 1998 of the Company payable to Mr. Harte, and (ii) 394,402 shares of Common Stock issuable pursuant to warrants held by Spicewood Family Partners of which Mr. Harte is the general partner.

(6)
Refers to vested stock options to purchase Common Stock held by the named executive.

(7)
Includes (i) 8,666,667 shares owned of record by Blackhawk and (ii) 5,735,511 shares of Common Stock purchasable pursuant to the Shadow Warrant issued to Blackhawk.

(8)
Includes (i) 8,666,667 shares owned of record by Blackhawk and (ii) 5,735,511 shares of Common Stock purchasable pursuant to the Shadow Warrant issued to Blackhawk, which are deemed beneficially owned by BCP as the managing member of Blackhawk.

(9)
Refers to shares of Common Stock issuable pursuant to warrants beneficially owned by Credit Suisse First Boston, Inc. and its subsidiaries to the extent such companies are a part of the Credit Suisse First Boston business unit ("CSFB business unit"). Pursuant to a Schedule 13D/A filed January 29, 2001, Credit Suisse Group has expressly disclaimed beneficial ownership with respect to shares beneficially owned by its direct and indirect subsidiaries including companies comprising the CSFB business unit.

(10)
Refers to shares of Common Stock issuable pursuant to warrants held by Chase Equity Associates, L.P.

(11)
Refers to shares issuable pursuant to warrants held by Spindrift Partners, L.P.

(12)
Includes an aggregate of (i) 9,333,333 issued and outstanding shares beneficially owned by the directors and executive officers as a group and (ii) 14,685,650 shares of Common Stock that such persons have the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights held by such persons (inclusive of 6,176,704 shares of Common Stock presently exercisable pursuant to the Shadow Warrants issued to Blackhawk and Messrs. Webster and Ziegler).

ELECTION OF DIRECTORS
(Proposal 3)

General Information

        The Board has nominated the three directors named below for election as directors at the Annual Meeting. Each nominee has consented to being named in the Proxy Statement as a nominee for election as director and has agreed to serve as director if elected. Set forth below are the names, ages and positions of the directors and executive officers of the Company:

Name	Age	Position with the Company	Office Held Since
Lynn A. Turner	52	President and Chief Operating Officer	1997
Michael A. Dunn	47	Vice President and Chief Technology Officer	1997
Thomas J. Concannon	49	Vice President and Chief Financial Officer	1997
Michael A. Schott	58	Vice President of Financial Reporting and Compliance	1998
William R. Ziegler	60	Chairman (non-executive) (since February 2, 1999) and Director	1997
Christopher M. Harte	54	Director	1997
Steven A. Webster	50	Director	1997

        There are no family relationships between any of the directors or executive officers of the Company.

        Lynn A. Turner, age 52, has served as the President and Chief Operating Officer of the Company since July 28, 1997. Prior to joining the Company, Mr. Turner was employed for six years by Fairfield Industries, Inc., a provider of seismic acquisition services, most recently as Senior Vice President and Manager of Data Acquisition. Mr. Turner has more than 20 years of experience in the seismic data acquisition business.

        Michael A. Dunn, age 47, has served as a Vice President and the Chief Technology Officer of the Company since August 18, 1997. On August 1, 1999, Mr. Dunn was appointed President of Geophysical Development Corporation, a wholly-owned subsidiary of the Company. Prior to joining the Company, Mr. Dunn was employed for 18 years by Shell Oil Company, most recently as Technology Manager at its Exploration and Production Research Center. Mr. Dunn has over 20 years background in all aspects of geoscience, including seismic acquisition, seismic processing, exploration and research.

        Thomas J. Concannon, age 49, has served as a Vice President and the Chief Financial Officer of the Company since July 15, 1997. Prior to joining the Company, Mr. Concannon worked for four years as a private consultant for various energy companies. Prior to that time, Mr. Concannon served as President of NJR Energy, an exploration company and as a director of its parent company, NJ Resources, Inc. Mr. Concannon has over 15 years of energy industry experience.

        Michael A. Schott, age 58, has served as Vice President of Financial Reporting and Compliance and Secretary since August 5, 1998. Prior to joining the Company, Mr. Schott served eight years as a Vice President and shareholder of a public accounting firm in San Antonio, Texas. Prior to that time Mr. Schott served as Controller, then Senior Vice President and Treasurer of Venus Oil Company. Mr. Schott is a Certified Public Accountant with more than 30 years of experience, including 10 years in the oil and gas exploration industry and 20 years in the practice of public accounting. Mr. Schott is a member of the Texas Society of Public Accountants and the American Institute of CPAs.

        William R. Ziegler, age 60, has served as a member of the Company's Board of Directors since August 1, 1997 and has served as the Company's Chairman (non-executive) since February 2, 1999.

Mr. Ziegler is of counsel to the law firm of Satterlee Stephens Burke & Burke, LLP, located in New York, New York. Since June 1994, Mr. Ziegler served as Chairman of the New York law firm of Parson & Brown, L.L.P. which merged with Satterlee Stephens Burke & Burke, LLP effective September 1, 1999. Mr. Ziegler was formerly a partner of Whitman Breed Abbott & Morgan, located in New York, New York (1993—May 1994), and a predecessor law firm, Whitman & Ransom (since 1976). Mr. Ziegler is a director of and Vice Chairman of Grey Wolf, Inc. (an international land drilling company), a director of Flotek Industries Inc. (an oil services equipment supplier) and a general partner of Blackhawk Capital Partners, the managing member of Blackhawk Investors, L.L.C.

        Christopher M. Harte, age 54, is a private investor and has served as a member of the Company's Board of Directors since August 1, 1997. From 1992 to 1994, Mr. Harte was the President of Portland Newspapers, Inc. Mr. Harte is a director of several corporations, including Harte-Hanks Communications, Inc. (a direct marketing and shopper publishing company) and Hi-Port Inc. (a petroleum product contract packaging company), and is an investor member of Blackhawk Investors, L.L.C.

        Steven A. Webster, age 50, has served as a member of the Company's Board of Directors since August 1, 1997. Mr. Webster is the Chairman of Carrizo Oil & Gas, Inc., an independent oil and gas company which is listed on the Nasdaq. From January 1998 to June 1999, Mr. Webster served as the President and Chief Executive Officer of R&B Falcon Corporation, and from November 1991 to December 31, 1997, was the Chairman, Chief Executive Officer and Treasurer of Falcon Drilling Company, Inc., a marine oil and gas drilling contractor that, prior to becoming a wholly-owned subsidiary of R&B Falcon Corporation on January 1, 1998, was listed on the New York Stock Exchange. Mr. Webster is a managing Director of Global Energy Partners, a wholly-owned affiliate of one of the entities comprising the Controlling Investor. Mr. Webster serves as a director of Grey Wolf, Inc., Crown Resources Corporation (a precious metals mining company), Carrizo Oil & Gas, Inc., and as a trust manager of Camden Property Trust (a real estate investment trust). Mr. Webster is also a general partner of Equipment Asset Recovery Fund (an investment fund) and a general partner of Blackhawk Capital Partners, the managing member of Blackhawk Investors, L.L.C.

Certain Transactions

        In connection with certain financing transactions that were completed in April and July of 1997 with William R. Ziegler (a director of the Company), Steven A. Webster (a director of the Company) and Blackhawk Investors, L.L.C. (of which Messrs. Ziegler and Webster serve as the two partners of its sole managing member), the Company entered into a three-year consulting agreement (beginning April 25, 1997) with William R. Ziegler, pursuant to which Mr. Ziegler agreed to provide the Company certain strategic planning and other consulting services. Under Mr. Ziegler's consulting agreement, Mr. Ziegler received a quarterly consulting fee equal to one-half of 1% of the total investment made by him and certain other persons on or before July 31, 1997 in debt and equity securities of the Company that were outstanding as of the end of each quarter during the term of the consulting agreement. Mr. Ziegler's consulting agreement expired on April 25, 2000 and was not renewed. As of December 31, 2001 the Company owed Mr. Ziegler $389,873 in consulting fees pursuant to the agreement. In addition, pursuant to the consulting agreement, the Company granted Mr. Ziegler options to purchase 50,000 shares of Common Stock of the Company at a price of $0.75 per share. In addition, the Company entered into an Investment Monitoring Agreement with Blackhawk Capital Partners, the managing member of Blackhawk Investors, L.L.C., pursuant to which Blackhawk Capital Partners was appointed to oversee Blackhawk Investors, L.L.C.'s investments in the Company. Blackhawk Capital Partners is entitled to be paid a fee of $25,000 per year under this agreement. As of December 31, 2001, the Company owed Blackhawk Capital Partners $112,500 in consulting fees under this agreement.

        On October 1, 1999, the Company restructured its obligations to the holders of the Original Notes (as further described under "Background Of Restructuring" on page 15 hereof) and entered into a Securities Purchase Agreement (the "1999 Purchase Agreement") with the holders of the Original Notes and certain additional investors, including Steven A. Webster and William R. Ziegler, two of the Company's directors (collectively, the "1999 Purchasers"), pursuant to which the Company completed a restructuring of the Original Notes, and received $4,000,000 in additional senior secured debt financing from the holders of the Original Notes and $1,000,000 from three other investors, including $150,000 from Mr. Webster, and $150,000 from Mr. Ziegler and $700,000 from Somerset Capital Partners (of which Messrs. Webster and Ziegler are general partners). In exchange for providing $1,000,000 in financing to the Company, the Company issued (i) to Somerset Capital Partners, 2003 Notes in the original principal amount of $700,000 and warrants to purchase 2,760,814 shares of the Common Stock, (ii) to Steven A. Webster, 2003 Notes in the original principal amount of $150,000 and warrant to purchase 479,902 shares of Common stock and (iii) to William R. Ziegler, 2003 Notes in the original principal amount of $150,000 and warrants to purchase 479,902 shares of Common Stock, all in accordance with the 1999 Purchase Agreement.

        Pursuant to the 1999 Purchase Agreement, the Company (i) exchanged the Original Notes for its 13.5% senior secured 2005 Notes in the aggregate principal amount of $45,358,000 issued to the 1999 Purchasers, (ii) issued the 1999 Purchasers its 13.5% senior secured 2003 Notes in the aggregate principal amount of up to $6,000,000, (iii) granted security interests covering substantially all of the Company's assets as security for the 2005 Notes and the 2003 Notes, (iv) caused certain of the Company's wholly-owned subsidiaries to execute guarantees of the 2005 Notes and the 2003 Notes, (v) issued warrants to the 1999 Purchasers of the 2003 Notes (the "2003 Warrants") to purchase 23,250,000 shares of the Common Stock at a price of $0.56 per share, and (vi) issued warrants to the 1999 Purchasers of the 2005 Notes (the "2005 Warrants") to purchase 26,818,594 shares of Common Stock at a price of $0.56 per share (the 2005 Warrants, together with the 2003 Warrants, being the "New Warrants"). The Company issued 7,618,594 of the 2005 Warrants in exchange for 7,618,594 warrants issued to the holders of the Original Notes. The New Warrants were issued in accordance with an Amended and Restated Warrant Agreement executed among the Company and the 1999 Purchasers. As a result of the issuance of the New Warrants, the 1999 Purchasers, collectively, had the right to acquire 66.5% of the Company's outstanding Common Stock on a fully diluted basis.

        On November 30, 1999, the Company completed an additional $895,000 in financing by issuing the remaining $895,000 of the 2003 Notes in accordance with the 1999 Purchase Agreement to certain private investors, including $100,000 to Spicewood Family Partnership of which Christopher M. Harte, one of the Company's directors, is the general partner. In exchange for providing $100,000 in financing to the Company, the Company issued Spicewood Family Partnership (i) 2003 Notes in the original principal amount of $100,000, and (ii) 2003 Warrants to purchase 394,402 shares of the Common Stock, all in accordance with the 1999 Purchase Agreement.

        On April 9, 2001, the Company restructured its obligations under the 2003 Notes and 2005 Notes and entered into a Subordination and Amendment Agreement with the holders of the 2003 Notes and 2005 Notes (including the CSFB Entities) and GeoLease (in which the CSFB Enties have a controlling interest and Somerset Capital Partners, a general partnership in which each of Messrs. Webster and Ziegler is a general partner, has a 6.49% limited partnership interest). The restructuring extended the maturity date on the 2003 Notes to September 15, 2003 and permited the Company, at its option, to pay interest on each interest payment date, in the form of cash interest or PIK interest (the issuing of additional notes) through, but not including, the maturity dates for the 2003 Notes and 2005 Notes. Concurrently, GeoLease purchased the leased equipment and was assigned the rights under the Company's Equipment Lease dated as October 1, 1999 between the Company and its principal equipment supplier. Immediately following this transfer, the Company and GeoLease entered into Amendment No. 1 to the Equipment Lease, allowing the Company to defer the monthly installments due on the Equipment Lease until the expiration date of the Equipment Lease (currently May 1, 2003). The Company is obligated to pay interest on any monthly installment not paid when due, and any such accrued interest is due on the expiration date of the Equipment Lease. Amendment No. 1 to the Equipment Lease also includes a provision for the payment by the Company of $1.9 million as deferred rent due on the later of (i) September 15, 2003 and (ii) the date that the 2003 Notes are paid in full.

        William R. Ziegler, one of the Company's directors, is of counsel to the New York-based law firm of Satterlee Stephens Burke & Burke, LLP, the successor in interest of Parson & Brown, L.L.P. of which Mr. Ziegler was a partner. During the fiscal years ended December 31, 2001 and December 31, 2000, those firms billed the Company $30,055 and $35,104 respectively, for services rendered.

Compliance With Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

        During the fiscal year ended December 31, 1997, one Form 3 reporting initial beneficial ownership was not timely filed by Michael A. Dunn. Also, during the fiscal year ended December 31, 1998, one Form 3 reporting initial beneficial ownership was not timely filed by Michael A. Schott.

        Except as described above, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16(a)-3(e) during the fiscal year ended December 31, 2001 and Form 5 and amendments thereto furnished to the Company with respect to such period, the Company is not aware of any director, officer, or beneficial owner of greater than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act that has failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the Company's most recent fiscal year or prior years.

Meetings; Committees

        The Company's Board met twice during the fiscal year ended December 31, 2001. Each incumbent director of the Company attended at least 75% of all Board Meetings. Although in October 2001 the Board designated itself as an audit committee, the Board has not convened or acted in such capacity since that designation. The Company does not have separate nominating or compensation committees of the Board.

Executive Compensation and Other Information

Summary Compensation Table

        The following table reflects all forms of compensation paid to the Company's chief executive officer and its other executive officers for each of the Company's three fiscal years ended before the date of mailing of this Proxy Statement. No other director or executive officer received compensation which exceeded $100,000 during any of such periods.

								Long term compensation
		Annual compensation						Awards		Payouts
Name and principal position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)	Other annual compensation ($) (e)			Restricted Stock Awards ($) (f)	Securities underlying options/SARs (#) (g)	LTIP payouts ($) (h)	All other Compensation ($) (i)
Lynn A. Turner, President and Chief Operating Officer	2001 2000 1999	$ $ $	135,000 135,000 135,000	—	$ $	— 7,031 6,231	(1) (1)	—	—	—	—
Michael A. Dunn, Vice President and Chief Technology Officer	2001 2000 1999	$ $ $	150,000 150,000 150,000	—	$	— 5,769	(1)	—	—	—	—
Thomas J. Concannon, Vice President and Chief Financial Officer	2001 2000 1999	$ $ $	120,000 120,000 120,000	—		—		—	—	—	—
Michael A. Schott, Vice President of Financial Reporting and Compliance and Secretary	2001 2000 1999	$ $ $	105,000 105,000 105,000	—		—		—	—	—	—
Jay D. Haber Chairman and Chief Executive Officer (from August 1, 1997 until February 2, 1999	1999		$165,000	—		—		—	—	—	—
Michael Hale, Vice President and Secretary	1999		$60,000	—		—		—	—	—	—

(1)
Reflects additional compensation for accrued but unused vacation

Option/SAR Grants in Last Fiscal Year

        The Company did not grant any stock options or stock appreciation rights ("SARs") to any of its executive officers during the fiscal year ended December 31, 2001.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        None of the Company's executive officers exercised any options during the fiscal year ended December 31, 2001. The Company did not issue any SARs during the fiscal year ended December 31, 2001. As of December 31, 2001, none of the stock options held by the executive officers named above had a value that exceeded the exercise price of any such options. The following table sets forth the number of shares underlying the unexercised options of each of the Company's executive officers as of December 31, 2001:

Name	Exercisable	Unexercisable
Lynn A. Turner	400,000	100,000
Michael A. Dunn	450,000	100,000
Thomas J. Concannon	300,000	-0-
Michael A. Schott	160,000	40,000

Long-Term Incentive Plans—Awards in Last Fiscal Year

        None of the Company's executive officers was granted awards under any long-term incentive plan during the fiscal year ended December 31, 2001.

Compensation of Directors

        Directors of the Company are not currently compensated for their services as directors. Directors, who are not employees or officers of the Company, are reimbursed for their actual expenses incurred in attending meetings of the Board of Directors.

Employment Agreements

        The Company was a party to an employment agreement with Lynn A. Turner, dated July 15, 1997, pursuant to which Mr. Turner serves as the President and Chief Operating Officer of the Company, with overall responsibility for geophysical operations. The compensation payable to Mr. Turner under the employment agreement consisted of: (i) a "sign-on" bonus of $156,780 paid on February 13, 1998, (ii) an annual base salary of $135,000 per year, (iii) an annual incentive cash bonus equal to 100% of base salary if the Company's geophysical operations met certain goals set forth in a plan to be established by the Board of Directors after consultation with Mr. Turner, plus an additional bonus in excess of annual base salary if the financial results of the Company's geophysical operations exceeded such goals, and (iv) an option to acquire 500,000 shares of Common Stock, at an exercise price of $0.75 per share, which option vested in equal one-fifth increments of 100,000 shares each on each of July 15, 1998, 1999, 2000, 2001 and 2002, provided that he continued to be employed by the Company on such dates, and he exercises such option prior to or on July 15, 2004. Mr. Turner's employment agreement had a term of five years and was terminable by the Company upon its good faith determination that there had been a willful violation of the terms of the agreement and in certain other events. Mr. Turner's employment agreement expired July 15, 2002 and a new employment agreement is not currently being negotiated. Mr. Turner is currently an at-will employee and continues to serve as President and Chief Operating Officer of the Company at the annual base salary in effect at the expiration date of his employment agreement. The terms of the expired employment agreement do not govern Mr. Turner's current employment with the Company.

        The Company was a party to an employment agreement with Michael A. Dunn, dated July 15, 1997, pursuant to which Mr. Dunn serves as a Vice President and the Chief Technical Officer of the Company. The compensation payable to Mr. Dunn under the employment agreement consisted of: (i) a "sign on" bonus of $90,000, paid upon commencement of employment, (ii) an annual base salary of $150,000 per year, (iii) an annual incentive cash bonus commensurate with his position at the Company in accordance with a plan to be established by the Board of Directors after consultation with Mr. Dunn, and (iv) stock options to acquire (A) 50,000 shares of Common Stock, at an exercise price of $0.75 per share, which option became exercisable on August 18, 1997 and had an expiration date of July 15, 2002, and (B) an additional 500,000 shares of Common Stock, at an exercise price of $0.75 per share, which option vested in equal one-fifth increments of 100,000 shares each on each of July 15, 1998, 1999, 2000, 2001 and 2002, provided that he continued to be employed by the Company on such dates, and he exercises such option prior to or on July 15, 2004. Mr. Dunn's employment agreement had a term of five years and was terminable by the Company upon its good faith determination that there had been a willful violation of the terms of the agreement and in certain other events. Mr. Dunn's employment agreement expired July 15, 2002 and a new employment agreement is currently not being negotiated. Mr. Dunn is currently an at-will employee and continues to serve as Vice President and Chief Technical Officer of the Company at the annual base salary in effect at the expiration date of his employment agreement. The terms of the expired employment agreement do not govern Mr. Dunn's current employment with the Company.

        The Company was a party to an employment agreement with Thomas J. Concannon dated July 15, 1997, pursuant to which Mr. Concannon served as a Vice President and the Chief Financial Officer of the Company. Mr. Concannon's employment agreement expired on July 15, 2000 and a new employment agreement is not being negotiated. Mr. Concannon is currently an at-will employee and continues to serve as Vice President and the Chief Financial Officer of the Company at the annual base salary in effect at the expiration date of his employment agreement. The terms of the expired employment agreement do not govern Mr. Concannon's current employment with the Company.

        The Company was a party to an employment agreement with Michael A. Schott dated August 5, 1998, pursuant to which Mr. Schott serves as a Vice President of Financial Reporting and Compliance. The compensation payable to Mr. Schott under the employment agreement consisted of: (i) an annual base salary of $105,000 per year, (ii) participation in any and all current and future employee/officer incentive plans, employee/officer stock plans, employee/officer stock option plans and any and all other employee/officer benefit/compensation plans of the Company, (iii) a stock option to acquire an aggregate of 200,000 shares of Common Stock at an exercise price of $2.625 per share, which option vested in equal one-fifth increments of 40,000 shares on each of August 5, 1998 and August 5, 1999, 2000, 2001 and 2002, provided that he continued to be employed by the Company on such dates, and he exercises such option prior to or on August 5, 2004. Mr. Schott's employment agreement had a term of four years and was terminable by the Company upon its good faith determination that there had been a willful violation of the terms of the agreement and in certain other events. Mr. Schott's employment agreement expired August 5, 2002 and a new employment agreement is not currently being negotiated. Mr. Schott is currently an at-will employee and continues to serve as Vice President of Financial Reporting and Compliance of the Company at the annual base salary in effect at the expiration date of his employment agreement. The terms of the expired employment agreement do not govern Mr. Schott's employment with the Company.

Votes Required; Board Recommendation

        The three nominees receiving the highest number of affirmative votes of the shares represented in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board. The Board believes that the election of the nominees listed above as directors of the Company is in the best interest of the Company and its stockholders. The Board, therefore, recommends a vote FOR the nominees and it is intended that proxies not marked to the contrary will be so voted.

APPROVAL OF THE GEOKINETICS INC.
2002 STOCK AWARDS PLAN
(Proposal 4)

        On October 30, 2002, the Board authorized the adoption, subject to stockholder approval, of the Company's 2002 Stock Awards Plan (the "2002 Plan").

        If the 2002 Plan is approved by the stockholders, a total of 3,351,556 shares of Common Stock will be reserved for issuance under the 2002 Plan. The shares available under the 2002 Plan will be used primarily to grant stock options in the future to certain employees, members of the Board or any persons affiliated with the Company. No options to purchase the Company's Common Stock have been granted pursuant to the 2002 Plan. The Company currently has approximately 167 persons eligible to participate in the 2002 Plan, including 164 employees of the Company and its subsidiaries, three members of the Board, and 161persons employed by subsidiaries of the Company. Set forth below is a brief summary of the 2002 Plan. This summary does not purport to be complete and is subject in all respects to the applicable provisions of the 2002 Plan itself, a copy of which is attached hereto as Appendix B.

DESCRIPTION OF THE 2002 PLAN

Summary of the 2002 Plan

        Purpose.    The purpose of the 2002 Plan is to provide a means by which the Company and its subsidiaries may attract, retain and motivate employees, members of the Board or other persons affiliated with the Company (the "2002 Plan Participants") and to provide a means whereby such 2002

Plan Participants can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the 2002 Plan is to provide 2002 Plan Participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Accordingly, the 2002 Plan provides for granting (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iii) restricted stock awards, (iv) Phantom Stock Awards, or (v) any combination of the foregoing, as is best suited to the particular circumstances as provided herein (individually or collectively, the "Award").

        Administration.    The 2002 Plan is to be administered by the Board or, in the discretion of the Board, a committee appointed by the Board (the "2002 Plan Committee"). Subject to the provisions of the 2002 Plan, the Board or the 2002 Plan Committee will have sole authority, in its discretion, to determine which 2002 Plan Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Board or the 2002 Plan Committee may take into account the nature of the services rendered by the respective 2002 Plan Participants, their present and potential contributions to the Company's success and such other factors as the Board or the 2002 Plan Committee in its discretion shall deem relevant. Subject to the express provisions of the 2002 Plan, the Board or the 2002 Plan Committee is authorized to construe the 2002 Plan, to prescribe such rules and regulations relating to the 2002 Plan as it may deem advisable to carry out the 2002 Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or the 2002 Plan Committee to cause designated stock options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the 2002 Plan.

        Grant of Stock Options.    Incentive Stock Options may only be granted to employees of the Company and its affiliates. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all "incentive stock option" plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering shares of Common Stock in excess of $100,000 (but not Incentive Stock Options covering Common Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Board or the 2002 Plan Committee. No Incentive Stock Option shall be granted to an individual if, at the time the stock option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such stock option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the stock option and (ii) such stock option is by its terms is not exercisable after the expiration of five years from the date of grant. The price at which a share of Common Stock may be purchased upon exercise of a Incentive Stock Option or a Nonqualified Stock Option shall be determined by the Board or the 2002 Plan Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the fair market value of Common Stock subject to the stock option on the date the stock option is granted and such purchase price shall be subject to adjustment as provided in the 2002 Plan. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable, during the lifetime of the employee receiving such Awards, only by such employee or the employee's guardian or legal representative.

        Amendment and Termination.    The Board in its discretion may terminate the 2002 Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the 2002 Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the 2002 Plan Participant receiving such Award without the consent of such employee (unless such change is required in order to cause the benefits under the 2002 Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

Federal Income Tax Consequences

        The following is a summary of the current federal income tax rules related to the grant and exercise of Nonqualified Stock Options, Nonqualified Stock Options with Stock Appreciation Rights, Incentive Stock Options, Incentive Stock Options with Stock Appreciation Rights, Restricted Stock Awards, and Phantom Stock Awards.

Nonqualified Stock Options

        The tax consequences to an optionee of the initial grant of a Nonqualified Stock Option depend upon whether or not a "readily ascertainable fair market value" for the stock option is determinable at the time the option is granted. It is contemplated that the Nonqualified Stock Options will not have a readily ascertainable fair market value. Accordingly, a grantee of a Nonqualified Stock Option will not recognize taxable income on the grant of the option. Upon a grantee's exercise of a Nonqualified Stock Option, (i) the grantee will recognize ordinary income in an amount equal to the difference between the exercise price of the shares purchased pursuant to the Nonqualified Stock Option and their fair market value on the exercise date, and (ii) the Company will be entitled to a tax deduction in an amount equal to such difference. An optionee's tax basis in the stock acquired pursuant to the exercise of a Nonqualified Stock Option will be equal to the sum of the amount of cash paid and the amount of ordinary income recognized on such exercise. Upon the subsequent sale or disposition of shares of Common Stock, any amount received in excess of the optionee's tax basis in such shares will be treated as short-term or long-term capital gain, depending on the holding period.

Nonqualified Stock Options with Stock Appreciation Rights

        A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Common Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Common Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the grantee (subject to potential delay in taxation in the event the Common Stock is subject to certain restrictions). The Company will be entitled to a tax deduction to the extent that a grantee recognizes ordinary income upon the exercise of the Stock Appreciation Rights.

Incentive Stock Options

        A grantee of Incentive Stock Options generally does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of the Incentive Stock Option, however, the difference between the fair market value of the Common Stock received and the option price may be subject to the alternative minimum tax. Upon disposition of shares of Common Stock acquired from the exercise of an Incentive Stock Option, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if a grantee disposes of the shares of Common Stock within two years of the date of grant or within one year of the date of exercise, however, the grantee will recognize ordinary income equal to the lesser of (i) the amount realized at the disposition, or (ii) the difference between the fair market value of the shares of the Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares are held. The Company is not entitled to a tax deduction on either exercise of an Incentive Stock Option or disposition of shares of Common Stock acquired pursuant to such exercise, except to the extent that a grantee recognizes ordinary income on the disposition of such shares.

Incentive Stock Options with Stock Appreciation Rights

        A grant of Stock Appreciation Rights is not a taxable event. The Stock Appreciation Rights may be paid in cash or shares of Stock or both. If cash is given upon exercise of the Stock Appreciation Rights, the grantee will recognize ordinary income in the amount of cash received. If Stock is given upon the exercise of the Stock Appreciation Rights, generally the fair market value of the Common Stock will be recognized as ordinary income by the Grantee (subject to potential delay in taxation in the event the Common Stock is subject to certain restrictions). The Company will be entitled to a tax deduction to the extent that a grantee recognizes ordinary income upon the exercise of an Stock Appreciation Rights.

Restricted Stock Awards

        The tax consequences to a recipient of Restricted Stock are governed by Section 83 of the Code. Typically, an award of Restricted Stock will be subject to a substantial risk of forfeiture and non-transferability restrictions so that there will be no tax consequences at the time of the award of Restricted Stock. However, at such time as the stock becomes transferable or is no longer subject to a substantial risk of forfeiture, then the recipient will reorganize ordinary income based on the fair market value of such stock and the Company will be entitled to a tax deduction in the same amount. Alternatively, a recipient can make an election under Section 83(b) of the Code within 30 days following receipt of Restricted Stock, the effect of which is to accelerate the taxable event so that the recipient will recognize ordinary income equal to the fair market value of the Restricted Stock as of the date of the award. Thereafter, a recipient will not recognize any further gain until the stock is sold. The recipient's basis in the stock will be sum of the amount paid for the stock and any amount included in income as a result of the Section 83(b) election.

Phantom Stock Awards

        A grant of Phantom Stock is not a taxable event. At the time that the recipient is ultimately paid the amount of Phantom Stock (whether in cash or Common Stock of the Company) the Recipient will recognize ordinary income based on the value of the amount received and the Company will be entitled to a tax deduction in the same amount at that time.

Stock Price

        On December 5, 2002 the closing price of the Common Stock on the OTCBB was $0.03.

Participation in the 2002 Plan

        Participation in the 2002 Plan is in the discretion of the Board or the 2002 Plan Committee. Accordingly, future participation by employees, members of the Board or consultants of the Company or any persons affiliated with the Company under the 2002 Plan is not determinable. No options have been granted under the 2002 Plan.

Securities Authorized for Issuance Under Other Equity Compensation Plans

        Equity Compensation Plan Information (as of December 31, 2001)

				Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights
Plan category
	(a)		(b)	(c)
Equity compensation plans approved by security holders	3,319,833		$1.12	4,317,667
Equity compensation plans not approved by security holders	50,000	(1)	$0.75	0
Total	3,369,833		$1.12	4,317,667

(1)
Refers to shares underlying stock options issued to William R. Ziegler pursuant to a Consulting Agreement between the Company and Mr. Ziegler. Such options will be surrendered by Mr. Ziegler at the closing of the Restructuring. See "Certain Transactions" on page 27.

Votes Required; Board Recommendation

        The Board believes that the adoption of the 2002 Plan is in the best interest of the Company and the stockholders. An affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the 2002 Plan. The Board recommends a vote FOR the approval of the 2002 Plan and it is intended that proxies not marked to the contrary will be so voted.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal 5)

        Subject to the approval of the stockholders, the Board has appointed the firm of Fitts Roberts & Co., P.C., independent certified public accountants, to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2002. Representatives of Fitts Roberts & Co., P.C. are expected to be present at the Annual Meeting, and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

        The following table sets forth fees billed to the Company by Fitts Roberts & Co., Inc. for (i) services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the review of quarterly financial statements for fiscal year 2001, (ii) services rendered during fiscal year 2001 for provision of any financial information systems design and implementation, and (iii) all other fees for services rendered during fiscal year 2001.

Audit Fees	$54,640
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$0

        The Board has considered whether the provision by Fitts Roberts & Co., P.C. of the non-audit services described above is compatible with maintaining its independence.

Board Recommendation; Votes Required

        The Board recommends a vote FOR approval of the appointment of Fitts Roberts & Co., P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2002, and it is intended that proxies not marked to the contrary will be so voted. The approval of the appointment of Fitts Roberts & Co., P.C. will be determined by the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Incorporation by Reference

        The Company's audited financial statements, management's discussion and analysis of the Company's financial condition and results of operations, and a description of any changes in and disagreements with the Company accountants on accounting and financial disclosure, included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2001, are incorporated hereby by reference and a copy of the Form 10-KSB is enclosed herewith. The Company's unaudited interim financial statements and management's discussion and analysis of the Company's financial condition and results of operations, included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for the quarterly periods ended March 31, 2002, June 30, 2002, and September 30, 2002, are incorporated herein by reference and a copy of the Form 10-QSB for each of these quarterly periods is enclosed herewith.

Other Business

        Management knows of no other business to be brought before the Annual Meeting other than the approval of the proposed Restructuring of the Company, the approval of the Charter Amendment, the election of directors, the adoption of the Geokinetics Inc. 2002 Stock Awards Plan, and the appointment of the Company's independent public accountants. If any other proposals come before the meeting, it is intended that the shares represented by proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the proxies.

By Order of the Board of Directors
Michael A. Schott Secretary
Houston, Texas February , 2003

APPENDIX A

Form of Stock Purchase and Exchange Agreement

GEOKINETICS INC.,

THE INVESTORS NAMED HEREIN

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

Common Stock, $0.01 par value per share

Dated as of                        , 2003

TABLE OF CONTENTS
(Not Part of Agreement)

Exhibit A	—	Form of Registration Rights Agreement
Exhibit B	—	Form of Co-Sale Agreement
Exhibit C-1	—	Closing Documents
Exhibit C-2	—	Form of Opinion of Counsel
Exhibit D	—	Form of Solvency Certificate
Exhibit E	—	Capitalization of the Company
Exhibit F	—	Description of New Equipment Lease between the Company and GeoLease

GEOKINETICS INC.

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

Ladies and Gentlemen:

        Geokinetics Inc., a Delaware corporation (the "Company"), as of                        , 2003 hereby agrees with the parties named on the signature pages hereto (collectively, the "Investors") as follows:

        PARAGRAPH 1.    AUTHORIZATION OF ISSUE OF SECURITIES

          1A.    General.    The Company is completing a series of recapitalization and financing transactions (the "Restructuring") with certain of its senior creditors and other investors, all as described herein. Pursuant to the Restructuring, the Company is issuing 10,635,607 shares of Common Stock to the Cash Investors to provide the Company funds for working capital and general corporate purposes. In addition, the Company will (i) enter into the Lease Amendment providing, among other things, for the issuance of 5,317,803 shares of Common Stock to GeoLease, (ii) issue up to 2,848,823 shares of Common Stock to the 2003 Noteholders in exchange for the surrender and cancellation of all of the 2003 Notes (including accrued and unpaid interest on the 2003 Notes) and the 2003 Warrants which exchanges collectively are part of a "plan of reorganization" under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or, at the option of each 2003 Noteholder, the Company will pay such 2003 Noteholder a pro rata portion of such cash equal to $135,000 multiplied by the amount of 2003 Notes held by such 2003 Noteholder divided by $9,233,474, in lieu of issuing shares of Common Stock to redeem and retire the 2003 Notes and 2003 Warrants, (iii) redeem and retire the 2005 Notes (including accrued and unpaid interest on the 2005 Notes) and the 2005 Warrants by paying the 2005 Noteholders an aggregate of $15,000 in cash, and (iv) enter into the New Equipment Lease. As used in this agreement (the "Agreement"), the terms 2003 Notes and the 2005 Notes (collectively, the "Notes") include the promissory notes which have been issued as interest in accordance with the terms thereof, and each such promissory note delivered in substitution or exchange for any other Note pursuant to any such provision of such Note or the indenture governing such Note. Capitalized terms used herein and not otherwise defined have the meanings specified in Paragraph 8.

          1B.    Reverse Stock Split.    As a condition to the Closing, the Company will file with the Secretary of State of Delaware, an Amendment to the Certificate of Incorporation of the Company effecting a 100-for-1 reverse stock split of the outstanding Common Stock (the "Stock Split") which amendment shall become effective prior to Closing. Unless expressly provided otherwise, all share numbers contained in this Agreement (including any exhibits hereto) give effect to the Stock Split.

          1C.    Authorization of Common Stock.    The Company has authorized the issuance of an aggregate of 18,802,233 shares of Common Stock representing (i) 10,635,607 shares of Common Stock to the Cash Investors and will issue such shares to the Cash Investors for an aggregate purchase price of $3,500,000, (ii) up to 2,848,823 shares of Common Stock to the 2003 Noteholders electing to receive Common Stock in lieu of cash pursuant to Paragraph 2A below, in individual amounts of Common Stock for each 2003 Noteholder equal to 2,848,823 multiplied by such 2003 Noteholder's Proportionate Share of 2003 Notes, and will issue such shares to the 2003 Noteholders making such election in exchange for the surrender of the 2003 Notes and the 2003 Warrants, (iii) up to 8,166,626 shares of Common Stock (the number of shares of Common Stock equal to 8,166,626 shares of Common Stock less the aggregate number of shares of Common Stock issued to the 2003 Noteholders electing to receive Common Stock in lieu of cash pursuant to Paragraph 2A below) to GeoLease in connection with the Lease Amendment.

          1D.    Registration Rights.    The Investors receiving Common Shares (defined below) will also have the benefit of the registration rights set forth in the Registration Rights Agreement in substantially the form of Exhibit A attached hereto.

          1E.    Co-Sale Rights.    The 2003 Noteholders electing to receive Common Shares for their 2003 Notes and 2003 Warrants in lieu of cash and GeoLease shall have the benefit of co-sale rights as set forth in the Co-Sale Agreement in substantially the form of Exhibit B attached hereto.

        PARAGRAPH 2.    ACQUISITION OF SECURITIES

          2A.    Acquisition of Securities    Subject to and upon the terms and conditions herein set forth, (i) each Cash Investor agrees, severally and not jointly, to purchase from the Company the number of shares of Common Stock for the purchase price, as set forth on the signature page of such Cash Investor, (ii) each 2003 Noteholder agrees, severally and not jointly, to exchange its 2003 Notes (including rights to accrued but unpaid interest thereunder) and 2003 Warrants held by such 2003 Noteholder for either, at the 2003 Noteholders' sole option (a) the number of shares of Common Stock equal to 2,848,823, multiplied by such 2003 Noteholder's Proportionate Share of the 2003 Notes or (b) the cash amount equal to $135,000 multiplied by such 2003 Noteholder's Proportionate Share of the 2003 Notes; provided, however, that the failure by any 2003 Noteholder to elect to receive cash on the signature page hereof shall be deemed to be an irrevocable election by such 2003 Noteholder to receive shares of Common Stock hereunder for all purposes, (iii) each 2005 Noteholder agrees, severally and not jointly, to exchange with the Company the 2005 Notes (including rights to accrued but unpaid interest thereunder) and 2005 Warrants held by such 2005 Noteholder for the cash amount equal to $15,000 multiplied by such 2005 Noteholder's Proportionate Share of the 2005 Notes, (iv) the Company agrees to issue to GeoLease, and GeoLease agrees to receive, 5,317,803 shares of Common Stock, plus such additional shares of Common Stock referenced in Paragraph 1C above, in connection with the Lease Amendment. The shares of Common Stock to be issued to GeoLease, and the Cash Investors, the 2003 Noteholders electing to receive Common Stock pursuant to this Paragraph 2A are sometimes referred to herein collectively, as the "Common Shares."

          2B.    Closing.    The sale and purchase or exchange (the "Closing") of the shares of Common Stock, 1999 Warrants and Notes shall take place on the date hereof (the "Date of Closing") at the offices of .

          2C.    Use of Cash Proceeds.    The Company shall apply the cash proceeds from the sale of the Common Stock as follows: (i) payments to GeoLease of (A) $1,000,000 as an amendment fee, (B) a lump sum amount equal to $62,400 for each calendar month or part thereof from April 1, 2002 through the Date of Closing, plus up to an additional $135,000, remaining from payments allocated to 2003 Noteholders electing to receive Common Shares in lieu of cash to redeem their 2003 Notes and 2003 Warrants, pursuant to the Lease Amendment, (ii) up to $135,000 to redeem the 2003 Notes and the 2003 Warrants tendered by 2003 Noteholders electing to receive cash in lieu of Common Shares, (iii) $15,000 to redeem the 2005 Notes and 2005 Warrants, (iv) payments to current Company stockholders entitled to receive cash in lieu of fractional shares in connection with the Stock Split, (v) payment of fees and expenses related to the Restructuring, and (vi) the balance for working capital and general corporate purposes.

        PARAGRAPH 3.    CONDITIONS PRECEDENT IN FAVOR OF INVESTORS

        3.    Conditions to Investors' Obligations.    Subject to the provisions of Paragraph 9G below, the obligation of each Investor to purchase and pay for the Common Stock to be purchased or acquired by it or to surrender for redemption and cancellation the Notes and Warrants held by them and/or to enter into the GeoLease Documents (as the case may be), are subject to the satisfaction of the following conditions:

          3A.    Deliveries by the Company.    On or before the Date of Closing, the Investors shall have received evidence of the following, duly executed and delivered by the Company to the appropriate Investors:

              (i)  certificates evidencing the Common Shares being purchased by each Cash Investor and 2003 Noteholder and/or issued to GeoLease in the name set forth on the signature page hereto of such Cash Investor and 2003 Noteholder and/or GeoLease;

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            (ii)  evidence of payment to the 2003 Noteholders electing to receive cash in lieu of Common Shares to redeem and cancel the 2003 Notes and 2003 Warrants held by them in the amounts set forth on the signature page hereto of such 2003 Noteholder;

            (iii)  evidence of payment to the 2005 Noteholders to effect the redemption and cancellation of the 2005 Notes and 2005 Warrants in the amounts set forth on the signature page hereto of such 2005 Noteholder;

            (iv)  the Registration Rights Agreement in substantially the form of Exhibit A;

            (v)  the Co-Sale Agreement in substantially the form of Exhibit B;

            (vi)  certificates of the Secretary and of the President or any Vice President of the Company dated the Date of Closing, which shall contain the names and signatures of the officers of the Company authorized to execute this Agreement and which shall certify to the truth, correctness and completeness of the following exhibits attached hereto as Exhibit C-1: (a) a copy of resolutions duly adopted by the Board of Directors of the Company in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents delivered or to be delivered in connection herewith on the part of the Company and the consummation of the transactions contemplated herein and therein, (b) a copy of the Certificate of Incorporation of the Company and all amendments thereto (including the amendment effecting the Stock Split), certified by the Secretary of State of Delaware, and (c) a copy of the bylaws of the Company on the Date of Closing;

          (vii)  a certificate (or certificates) as to the valid existence and good standing of the Company and its Subsidiaries issued by the Secretary of State or other appropriate official of their state of incorporation;

          (viii)  a certificate of the President or any Vice President of the Company dated the Date of Closing, in which such officer certifies to the satisfaction of the conditions on the part of the Company set out in subsections (i) and (ii) of Paragraph 3B;

            (ix)  the favorable opinion of Chamberlain, Hrdlicka, White, Williams & Martin, counsel to the Company, dated the Date of Closing and substantially in the form set forth in Exhibit C-2, subject only to such qualifications, limitations or exceptions as may be acceptable to each of the Investors;

            (x)  certificates of the Company's and its Subsidiaries' good standing and due qualification to do business, issued by appropriate officials in any states where the Company's and the Subsidiaries' ownership or leasing of their respective properties or the conduct of their respective business requires such qualification;

            (xi)  the GeoLease Documents; and

          (xii)  a solvency certificate from the chief financial officer of the Corporation in the form of Exhibit D hereto.

        On or before the Date of Closing, the Investors, Cahill Gordon & Reindel, counsel for the Investors (other than the Cash Investors) and Satterlee Stevens Burke & Burke, counsel to the Cash Investors, shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and its Subsidiaries as they shall reasonably request.

3

          3B.    Representations; No Default.

            (i)    All representations and warranties made by the Company in this Agreement shall be true and correct on and as of the Date of Closing as if such representations and warranties had been made on and as of such date, unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case on and as of such other date.

            (ii)  The Company shall have performed and complied with all agreements and conditions required in this Agreement to be performed or complied with by it on or prior to the Date of Closing.

          3C.    Purchase Permitted By Applicable Laws.    On the Date of Closing, the offer by the Company of, and the purchase of and payment for, the Common Stock and the redemption of the Notes on the terms and conditions herein provided (including the use of the proceeds of the sale of such Common Stock by the Company) shall not violate any applicable law or governmental regulation including (without limitation, Section 5 of the Securities Act of 1933, as amended or Regulation U, T or X of the Board of Governors of the Federal Reserve System) and shall not subject any Investor to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

          3D.    Proceedings.    On the Date of Closing, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to the Investors, and the Investors shall have received all such counterpart originals of certified or other copies of such documents as they or their counsel may reasonably request.

          3E.    Post-Closing Capitalization.    The capitalization of the Company immediately after the Closing shall be as set forth in Exhibit E, reflecting, among other things, that as of the Date of Closing: (i) the Common Shares issued to the Cash Investors represent 56.0% of the outstanding voting securities of the Company, (ii) the Common Shares issued to the 2003 Noteholders electing to receive Common Shares in lieu of cash redemption payments represent 15.0% of the outstanding voting securities of the Company with the balance of shares not issued to the 2003 Noteholders being issued to GeoLease, (iii) the shares of Common Stock issued to GeoLease represent 28.0% of the outstanding voting securities of the Company, plus additional shares representing shares allocated to the 2003 Noteholders electing to receive cash in lieu of such shares, and (iv) the shares of Common Stock held by the Company's existing stockholders represent 1% of the outstanding voting securities of the Company, in each case determining the foregoing percentages on a fully diluted basis after giving effect to the Stock Split, the issuance of Common Shares to the Cash Investors and GeoLease, the conversion or redemption of the 2003 Notes, the redemption of the 2005 Notes and the cancellation of all of the Warrants, but without taking into account any shares comprising the Option Pool (defined below).

          3F.    Redemption of 2005 Notes.    The Company shall have paid a total of $15,000 to the 2005 Noteholders in complete redemption of the 2005 Notes (including all accrued and unpaid interest thereon) and the 2005 Warrants.

          3G.    Redemption or Exchange of 2003 Notes.    The Company shall have paid up to an aggregate of $135,000 to the 2003 Noteholders electing to redeem their 2003 Notes and the 2003 Warrants in lieu of exchanging such securities for Common Shares (with the balance of such $135,000 not being paid to the 2003 Noteholders electing to receive Common Shares to redeem their 2003 Notes being paid to GeoLease).

          3H.    Option Pool.    There shall have been reserved for grant and issuance to the Company's employees options to acquire up to a number of shares (the "Option Pool") equal to 15% of the

4

  outstanding Common Stock as of the Date of Closing, with the number of shares comprising the Option Pool determined on a fully-diluted basis after giving effect to the Stock Split, the issuance of shares of Common Stock to the Investors and GeoLease, the conversion or redemption of the 2003 Notes, the redemption of the 2005 Notes and the cancellation of all Warrants. All options granted under the Option Pool shall be granted pursuant to the Company's Stock 2002 Awards Plan.

          3I.    GeoLease Documents.    The Company shall have executed and delivered (i) an amendment to the Equipment Lease (the "Lease Amendment") that shall have been executed by the Company and GeoLease prior to the expiration of the Equipment Lease and providing for, among other things, GeoLease's agreement to extend the basic term thereof until the Date of Closing, and (ii) a new equipment lease dated as of the Date of Closing executed between the Company and GeoLease (the "New Equipment Lease") covering the equipment currently leased to the Company by GeoLease and providing for, among other things, those matters set forth in Exhibit F (collectively, the Lease Amendment and the New Equipment Lease being sometimes referred to as the "GeoLease Documents").

          3J.    Stockholder Approval.    The holders of not less than a majority of the currently outstanding shares of the Common Stock shall have approved the Restructuring and the consummation of the transactions contemplated by this Agreement, including without limitation, the Stock Split, in a manner and on terms acceptable to the Company's Board of Directors in its sole discretion.

          3K.    Completion of Stock Split.    The Company shall have filed with the Secretary of State of Delaware, an Amendment to the Certificate of Incorporation of the Company effecting the Stock Split, which amendment shall become effective prior to Closing.

          3L.    Fairness Opinion.    The Company's Board of Directors shall have received a fairness opinion from an independent financial advisor to the effect that the Restructuring is fair to the existing stockholders from a financial point of view.

        PARAGRAPH 4.    CONDITIONS IN FAVOR OF THE COMPANY

        4.    Conditions to Company's Obligations.    The obligation of the Company to issue the Common Stock, if any, and/or make the redemption payments to each of the Investors are subject to the satisfaction of the following conditions:

          4A.    Deliveries by the Investors.    On or before the Date of Closing, the Company shall have received the following, duly executed and delivered:

              (i)  from the Cash Investors, irrevocable subscriptions and cash proceeds of not less than $3,500,000 from all Cash Investors executing this Agreement, with such cash proceeds being paid to the Company by wire transfer or other immediately available funds for the acquisition of the Common Shares by each such Cash Investor as provided in Paragraph 2A hereof.

            (ii)  from each Noteholder, (A) the original Notes and Warrants surrendered for cancellation, or affidavit of lost securities with blanket indemnity, (B) such releases with respect to the Notes as shall have been prepared by counsel for the Company, in form and substance reasonably satisfactory to counsel to the Noteholders, (C) assignments and amendments on Form UCC-3 with respect to the UCC-1 Financing Statements filed pursuant to the General Security Agreement as shall have been prepared by counsel for the Company in form and substance reasonably satisfactory to counsel to the Company and GeoLease and (D) any and all other documents, instruments and certificates reasonably requested by the Company to evidence the release and termination of the Notes and the assignment of the Security Documents, in each case, in form and substance reasonably satisfactory to counsel to

5

    the Company; provided, however, that in the event any Noteholder fails to deliver any of the foregoing, the Company may elect to waive this condition and proceed to Closing and any undelivered Note or Warrant shall be deemed cancelled as of the Closing and shall represent only (x) in the case of a 2003 Note or 2003 Warrant the right to receive Common Shares pursuant to this Agreement and (y) in the case of a 2005 Note or 2005 Warrant the right to receive a share of the $15,000 cash redemption price for all of the 2005 Notes and 2005 Warrants, in each case pursuant to Paragraph 2A.

            (iii)  from each Investor acquiring Common Shares, the Registration Rights Agreement in substantially the form of Exhibit A.

            (iv)  from GeoLease and the 2003 Noteholders electing to receive Common Shares in exchange for their 2003 Notes and 2003 Warrants in lieu of cash, the Co-Sale Agreement in substantially the form of Exhibit B.

            (v)  from GeoLease, (A) the Lease Amendment which shall have been effective prior to the expiration of the Equipment Lease, and (B) the New Equipment Lease on or before the Date of Closing.

          4B.    Representations; No Default.

              (i)  All representations and warranties made by the Investors in this Agreement shall be true and correct on and as of the Date of Closing as if such representations and warranties had been made on and as of such date, unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case on and as of such other date.

            (ii)  Each of the Investors shall have performed and complied with all agreements and conditions required in this Agreement to be performed or complied with by it on or prior to the Date of Closing.

          4C.    Purchase Permitted By Applicable Laws.    On the Date of Closing, the offer by the Company of, and the purchase of and payment for, the Common Stock and the redemption of the Notes on the terms and conditions herein provided (including the use of the proceeds of the sale of such Common Stock by the Company) shall not violate any applicable law or governmental regulation.

          4D.    Proceedings.    On the Date of Closing, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to the Company, and the Company shall have received all such counterpart originals or other copies of such documents (certified as may be appropriate) as the Company or its counsel may reasonably request.

          4E.    Post-Closing Capitalization.    The capitalization of the Company immediately after the Closing shall be as set forth in Exhibit E, reflecting, among other things, that as of the Date of Closing: (i) the Common Shares issued to the Cash Investors represent 56.0% of the outstanding voting securities of the Company, (ii) the Common Shares issued to the 2003 Noteholders electing to receive Common Shares in lieu of cash redemption payments represent 15.0% of the outstanding voting securities of the Company with the balance of shares not issued to the 2003 Noteholders being issued to GeoLease, (iii) the shares of Common Stock issued to GeoLease represent 28.0% of the outstanding voting securities of the Company, plus additional shares representing shares allocated to the 2003 Noteholders electing to receive cash in lieu of such shares, and (iv) the shares of Common Stock held by the Company's existing stockholders represent 1% of the outstanding voting securities of the Company, in each case determining the foregoing percentages on a fully diluted basis after giving effect to the Stock Split, the issuance of

6

  Common Shares to the Cash Investors and GeoLease, the conversion or redemption of the 2003 Notes, the redemption of the 2005 Notes and the cancellation of all of the Warrants, but without taking into account any shares comprising the Option Pool (defined below).

          4F.    Option Pool.    There shall have been reserved for grant and issuance to the Company's employees the Option Pool equal to 15% of the outstanding Common Stock as of the Date of Closing, with the number of shares comprising the Option Pool determined on a fully-diluted basis after giving effect to the Stock Split, the issuance of shares of Common Stock to the Investors and GeoLease, the conversion or redemption of the 2003 Notes, the redemption of the 2005 Notes and the cancellation of all Warrants. All options granted under the Option Pool shall be granted pursuant to the Company's 2002 Stock Awards Plan.

          4G.    Stockholder Approval.    The holders of not less than a majority of the currently outstanding shares of the Common Stock shall have approved the Restructuring and the consummation of the transactions contemplated by this Agreement, including without limitation, the Stock Split, in a manner and on terms acceptable to the Company's Board of Directors in its sole discretion.

          4H.    Fairness Opinion.    The Company's Board of Directors shall have received a fairness opinion from an independent financial advisor to the effect that the Restructuring is fair to the existing stockholders from a financial point of view.

        PARAGRAPH 5.    COVENANTS

        5.    Covenants.    To induce the Investors to enter into this Agreement and consummate the transactions contemplated hereby, the Company warrants, covenants and agrees as follows:

          5A.    Financial Information, Reports, Notices, etc.    The Company will furnish, or will cause to be furnished, to each of the Cash Investors, GeoLease, and the 2003 Noteholders electing to receive Common Shares pursuant to Paragraph 2A (collectively, the "Purchasers"), copies of the following financial statements, reports, notices and information, at the Company's expense until the date on which such Purchaser owns less than 50% of the shares of Common Stock originally purchased or acquired by such Purchaser pursuant to this Agreement or the Lease Amendment:

              (i)  as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, consolidated balance sheets of the Company as of the end of such fiscal quarter and consolidated statements of operations and cash flow of the Company for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter (which may be the Company's Form 10-QSB), certified by the chief financial officer of the Company, in each case with prior period comparisons and a management's discussion and analysis of financial condition and results of operations;

            (ii)  as soon as available and in any event within 90 days after the end of each fiscal year, a copy of the annual audit report for such fiscal year for the Company and its Subsidiaries, including therein consolidated balance sheets of the Company as of the end of such fiscal year and consolidated statements of operations and cash flow of the Company for such fiscal year (which may be the Company's Form 10-KSB), certified in a manner reasonably acceptable to the Purchasers by Fitts, Roberts & Co., Inc., P.C. or other independent public accountants acceptable to the Purchasers, with a management's discussion and analysis of financial condition and results of operations;

            (iii)  promptly after (a) the sending or filing thereof, copies of all reports which the Company or any of its Subsidiaries send to any lenders and (b) the sending or filing thereof,

7

    copies of all reports and registration statements which the Company or any of its Subsidiaries file with the Securities and Exchange Commission or any national securities exchange; and

            (iv)  upon request by any Purchaser, as soon as available and in any event within 30 days after the end of each month, monthly financial reports and such other information respecting the condition or operations, financial or otherwise, of the Company and each of its Subsidiaries as such Purchaser may reasonably request.

          5B.    Indemnity.    The Company agrees to indemnify each of the Investors, as shareholders, directors and officers of the Company, as the case may be, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any of the Investors arising out of, resulting from or in any other way associated with the execution, delivery or performance of the Transaction Documents or such Investor's being a debtholder, shareholder, director or officer of the Company. The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by such holder, provided only that no Investor shall be entitled under this Paragraph 5B to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by such Investor's willful misconduct. If any Person (including the Company or any of its affiliates) ever alleges such willful misconduct by a Investor, the indemnification provided for in this Paragraph 5B shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged willful misconduct. As used in this section the term "Investor" shall refer also to each director, officer, agent, attorney, employee, representative and affiliate of such Investor.

        PARAGRAPH 6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        6.    Representations and Warranties.    To induce the Investors to enter into this Agreement and to purchase the Common Shares, the Company represents and warrants as follows:

          6A.    Organization and Good Standing.    Each of the Company and its Subsidiaries is duly incorporated, validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and each has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          6B.    Authorization.    The Company has taken all corporate action necessary to authorize the execution and delivery by it of each of this Agreement and the other Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated hereby and thereby and the performance of its obligations hereunder and thereunder.

          6C.    No Conflicts or Consents.    The execution, delivery and performance of the Transaction Documents, compliance by the Company with all the provisions hereof and thereof and the consummation or the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or blue sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Company or any of its Subsidiaries

8

  or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its Subsidiaries or their respective properties.

          6D.    Enforceable Obligations.    Each of the Transaction Documents constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms (assuming due authorization, execution and delivery of each Transaction Document by any other party thereto), except that enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and the discretion of any court before which any proceeding therefor may be brought.

          6E.    No Conflict.    Neither the Company nor any or its Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business or the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or property is bound except for such violations or defaults which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          6F.    Financial Statements.    The financial statements, together with related schedules and notes contained in the Exchange Act Reports, present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated in the Exchange Act Reports at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Exchange Act Reports are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records or the Company.

          6G.    No Undisclosed Liabilities.    Except as fully reflected or reserved against in the financial statements and the notes thereto referred to in Paragraph 6F or as otherwise set forth in the Exchange Act Reports, there are no liabilities or obligations with respect to the Company or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole. The Company does not know of any basis for the assertion against the Company or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in such financial statements which, either individually or in the aggregate, could reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

          6H.    Full Disclosure.    No certificate, statement or other information delivered herewith or heretofore by the Company to the Investors in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby (including without limitation the Exchange Act Reports) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to the Company that has not been disclosed to the Investors that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

9

          6I.    Litigation.    There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any of their respective properties is the subject which could reasonably be expected to result in a Material Adverse Effect, and, to the best knowledge of the Company, no such proceedings are threatened or contemplated.

          6J.    Environmental and Other Laws.    Neither the Company nor any of its Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection or human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case could reasonably be expected to result in any Material Adverse Effect.

          6K.    Permits.    Each of the Company and its Subsidiaries has such permits, licenses, franchises, consents, approvals, orders, certificates and authorizations of governmental or regulatory authorities ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business except for those the absence of which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such permit, in each case where the same, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; each permit is in full force and effect; each of the Company and its Subsidiaries is operating in compliance with its permits, and there are no proceedings pending or, to the Company's knowledge, threatened against the Company or any or its Subsidiaries that seek to cause any permit of any of them to be revoked, withdrawn, canceled, suspended or not renewed, except where the failure of a permit to be in full force or effect or noncompliance with a permit could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          6L.    Title to Properties.    Except as otherwise set forth in the Exchange Act Reports or as contemplated herein, or such as are not material to the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, each of the Company and its Subsidiaries has good (and with respect to real property, marketable) title, free and clear of all liens, claims, encumbrances and restrictions, to all property and assets described in the Exchange Act Reports as being owned by them. All leases to which the Company or any of its Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Effect; and the Company and its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee other than such exceptions that, individually or in the aggregate, could not reasonably be expected to result in any Material Adverse Effect.

          6M.    Insurance.    Each of the Company and its Subsidiaries maintains reasonably adequate insurance.

          6N.    Reports.    Each of the Company and its Subsidiaries has timely filed all material reports, data and other information required by any other regulatory agency with authority to regulate the Company or its Subsidiaries, or the business or any of them in any manner; and each of the Company and its Subsidiaries is in compliance with all rules, regulations and requirements of all

10

  regulatory agencies, except where such noncompliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          6O.    Investment Company.    Neither the Company nor any of its Subsidiaries is, or upon application of the proceeds from the sale or the Common Shares will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          6P.    Intellectual Property.    Each of the Company and its Subsidiaries owns and possesses all material licenses, patents, patent rights, patent applications, inventions, trade secrets, know how, proprietary information and techniques, including processes, trademarks, service marks, trade names, computer software and copyrights described or referred to in the Exchange Act Reports or owned or used by it or that are necessary for and/or used in the conduct of its business as described in the Exchange Act Reports. Any registrations covering such patents, trademarks, service marks, trade names or copyrights owned by, or licensed to the Company or any of its Subsidiaries are valid and subsisting, have not been cancelled, abandoned or otherwise terminated and, if applicable, have been duly issued or filed. Neither the Company nor any of its Subsidiaries is aware of or has received any notice of infringement of, or conflict or claimed conflict with, asserted rights of others with respect to any licenses, patents, patent rights, patent applications, inventions, trade secrets, know how, proprietary information or techniques, including processes, trademarks, service marks, trade names, computer software or copyrights.

          6Q.    Offering of Common Shares.    Except for solicitations to offerees reasonably believed by the Company to be "accredited investors" as such term is defined in Regulation D of the Securities Act, neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Common Shares or any similar security of the Company for sale to, or solicited any offers to buy the Common Shares or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any person other than the Investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Common Shares to the provisions of Paragraph 6 or the Securities Act or to the registration provisions of any securities or blue sky law or any applicable jurisdiction in such a manner as to require that the Common Shares actually be registered.

          6R.    Use of Proceeds.    Neither the Company nor any of its Subsidiaries owns or has any present intention of acquiring any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Common Shares will be used as set forth in Paragraph 2C. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which could reasonably be expected to cause this Agreement or the Common Shares to violate Regulation U, Regulation T or any other regulation of the Board of Governors or the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

        Any certificate signed by any officer of the Company and delivered to any Investor or to counsel for the Investors shall be deemed a representation and warranty by the Company to each Investor as to the matters covered thereby.

11

        PARAGRAPH 7.    REPRESENTATIONS AND AGREEMENTS OF THE PURCHASERS

          7A.    Acknowledgments of the Purchasers.    Each Purchaser understands and acknowledges to the Company that:

              (i)  the offering and sale of the Common Shares is intended to be exempt from registration under the Common Shares Act by virtue of the provisions of Section 4(2) of the Securities Act;

            (ii)  the Common Shares have not been registered under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

            (iii)  if any transfer of the Common Shares is to be made, in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel reasonably satisfactory to it that such transfer may be made pursuant to an exemption under the Securities Act; and

            (iv)  the certificates evidencing the Common Shares will have such restrictive legends thereon reasonably satisfactory to the Company and its counsel.

          7B.    Representations of the Purchasers.    Each Purchaser, severally and not jointly, represents and warrants to the Company that:

              (i)  the Common Shares to be acquired by it pursuant to this Agreement are being acquired for its own account, not as a nominee or agent for any other Person, and without a view to the distribution of such Common Shares or any interest therein in violation of the Securities Act;

            (ii)  it is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Common Shares, and such Investor is capable of bearing the economic risks of such investment and is able to bear a complete loss of its investment in the Common Shares;

            (iii)  it has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale or the Common Shares, has had all such questions answered to its satisfaction and has been supplied all additional information as it has requested; and

            (iv)  the execution, delivery, and performance of this Agreement is within such Investor's powers (corporate or otherwise) and has been duly authorized by all requisite action (corporate or otherwise).

        PARAGRAPH 8.    DEFINITIONS.

          8A.    Definitions.    For the purpose of this Agreement, the terms defined in this Agreement shall have the respective meanings specified herein, and the following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "1999 Purchase Agreement" means the Securities Purchase Agreement dated as of October 1, 1999 relating to the issuance and sale of the Notes and the 1999 Warrants.

        "1999 Warrants" means the 2003 Warrants and the 2005 Warrants issued pursuant to the 1999 Purchase Agreement.

12

        "2003 Notes" means the Company's 13 1/2% Senior Secured Notes due 2003 issued to the Noteholders pursuant to the 1999 Purchase Agreement.

        "2003 Noteholders" means the Investors currently holding 2003 Notes and 2003 Warrants.

        "2003 Warrants" means the warrants to purchase up to 23,250,000(1) shares of Common Stock issued to the original holders of the 2003 Notes issued to the Noteholders pursuant to the 1999 Purchase Agreement.

(1)
Such share number reflects the number of shares underlying such Warrants immediately prior to the Stock Split.

        "2005 Notes" means the Company's 13 1/2% Senior Secured Notes due 2005 issued to the 2005 Noteholders pursuant to the 1999 Purchase Agreement.

        "2005 Noteholders" means the Investors currently holding 2005 Notes and 2005 Warrants.

        "2005 Warrants" means the warrants to purchase up to 26,818,594(2) shares of Common Stock issued to the original holders of the 2005 Notes issued to the 2005 Noteholders pursuant to the 1999 Purchase Agreement.

(2)
Such share number reflects the number of shares underlying such Warrants immediately prior to the Stock Split.

        "Agreement" has the meaning set forth in Paragraph 1A.

        "Cash Investors" means the Investors purchasing Common Shares for cash and designated as a Cash Investor on the signature page of such Investor.

        "Closing" has the meaning set forth in Paragraph 2B.

        "Common Shares" has the meaning set forth in Paragraph 2A.

        "Common Stock" means (i) prior to the Stock Split, the Common Stock, $0.01 par value per share, of the Company, and (ii) following the Stock Split, the Common Stock, $0.001 par value per share, of the Company.

        "Company" has the meaning set forth in the opening paragraph hereof.

        "Date of Closing" has the meaning set forth in Paragraph 2B.

        "Environmental Laws" has the meaning set forth in Paragraph 6J.

        "Equipment Lease" means that certain Lease Agreement dated as of October 1, 1999 between the Company and Input/Output, Inc., as amended by (i) that Amendment No. 1 dated as of April 9, 2001, (ii) that Amendment No. 2 dated as of September 30, 2002 (iii) that Amendment No. 3 dated as of December 31, 2002 and (iv) that Amendment No. 4 dated as of January 24, 2003, between the Company and GeoLease.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exchange Act Reports" means the Form 10-KSB filed on May 15, 2002 for the fiscal year ended December 31, 2001, the Form 10-QSB filed on May 15, 2002 for the fiscal quarter ended March 31, 2002, the Form 10-QSB filed on November 14, 2002 for the fiscal quarter ended September 30, 2002, and any other reports subsequently filed by the Company with the Commission and delivered to the Purchasers prior to the Date of Closing.

        "General Security Agreement" means the Security Agreement executed and delivered by the Company and each guarantor in connection with the issuance of the 2003 Notes and the 2005 Notes.

13

        "GeoLease" means GeoLease Partners, L.P., a Delaware limited partnership.

        "GeoLease Documents" has the meaning set forth in Paragraph 3I.

        "Investors" has the meaning set forth in the opening paragraph hereof.

        "Lease Amendment" has the meaning set forth in Paragraph 3I.

        "Lien" means, with respect to any properties or assets, any right or interest therein of a creditor to secure Indebtedness owed to such Person or any other arrangement with such creditor which provides for the payment of such indebtedness out of such properties or assets or which allows such Person to have such indebtedness satisfied out of such properties or assets prior to the general creditors of any owner thereof, including without limitation any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business.

        "Option Pool" has the meaning set forth in Paragraph 3H.

        "Material Adverse Effect" means a material adverse effect to the business, condition (financial or otherwise), assets, liabilities or results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or the ability or obligation of the Company to perform on a timely basis obligations under this Agreement or the other Transaction Documents.

        "New Equipment Lease" has the meaning set forth in Paragraph 3I.

        "Noteholders" means the 2003 Noteholders and the 2005 Noteholders, collectively.

        "Notes" has the meaning set forth in Paragraph 1A.

        "Permits" has the meaning set forth in Paragraph 6K.

        "Proportionate Share" means, with respect to the 2003 Notes or 2005 Notes held by any Noteholder, a fraction, the numerator of which is the outstanding balance of principal and accrued interest outstanding on the 2003 Notes or 2005 Notes (as the case may be), held by such Noteholder as of the Closing and the denominator of which is the aggregate balance of principal and accrued interest on all of the 2003 Notes or 2005 Notes (as the case may be) outstanding as of the Closing.

        "Purchasers" has the meaning set forth in Paragraph 5A.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Stock Split" has the meaning set forth in Paragraph 1B.

        "Subsidiaries" means, collectively, each direct and indirect subsidiary of the Company, as set forth on Schedule l attached hereto each, a "Subsidiary".

        "Transaction Documents" means this Agreement, the Common Shares, the Registration Rights Agreement, the Co-Sale Agreement, the GeoLease Documents, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith.

          8B.    Terms and Determinations.    Unless otherwise specified herein, all accounting terms used herein shall he interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent financial statements contained in the Company's Exchange Act Reports, except as set forth in such unaudited statements.

14

        PARAGRAPH 9.    MISCELLANEOUS.

        9.    Miscellaneous.

          9A.    Expenses.    The Company agrees, whether or not the transactions contemplated hereby or the other Transaction Documents shall be consummated, to pay, and save the Investors harmless against liability for the payment of, all reasonable out of pocket expenses arising in connection with such transactions promptly (and, in any event, within 30 days after any invoice or other statement or notice), including (i) all reasonable fees and expenses of Cahill Gordon & Reindel, special counsel to the Investors (other than the Cash Investors) and Satterlee Stephens Burke & Burke, special counsel to the Cash Investors, in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) all document production and duplication charges and the reasonable fees and expenses of one counsel engaged by the Investors in connection with any subsequent proposed modification of, or proposed consent under, this Agreement or the other Transaction Documents whether or not such proposed modification shall be effected or proposed consent granted, and (iii) the costs and expenses, including reasonable attorneys' fees, incurred by the Investors in enforcing (or determining whether or how to enforce) any rights under this Agreement or the other Transaction Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or by reason of the Investors' having acquired any security, including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Company under this Paragraph 9A shall survive the transfer of any security or portion thereof or interest therein by any Investor.

          9B.    Termination of Restructuring.    Notwithstanding anything in this Agreement to the contrary, the Company may, in its sole discretion, terminate this Agreement and abandon the Restructuring at any time prior to the Closing, whether before or after stockholder approval of the Restructuring and this Agreement, upon the good faith determination of the Board of Directors of the Company that such termination and abandonment are in the best interest of the Company and its stockholders.

          9C.    Consent to Amendments.    Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of two-thirds of the Common Shares being purchased or acquired hereunder.

          9D.    Survival of Representations and Warranties; Entire Agreement.    All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the purchase and sale of the Common Shares, regardless of any investigation made at any time by or on behalf of any Investor. Subject to the preceding sentence, this Agreement and the other Transaction Documents embody the entire agreement and understanding between each Investor and the Company and supersede all prior agreements and understandings relating to the subject matter hereof, including, without limitation, the provisions of Paragraph 4 (Covenants) of the 1999 Purchase Agreement.

          9E.    Successors and Assigns.    All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

          9F.    Notices.    All notices or other communications provided for hereunder shall be in writing and sent by telecopy or nationwide overnight delivery service (with charges prepaid) and (i) if to any Investor, addressed to it at the address specified for such communications on the signature

15

  pages hereof, or at such other address as such Investor shall have specified to the Company in writing, and (ii) if to the Company, addressed to Geokinetics Inc. at One Riverway, Suite 2100, Houston, Texas 77056, Attention: President, or at such other address as the Company shall have specified to the Investors in writing.

          9G.    Satisfaction Requirement.    If any agreement, certificate or other writing, or any action taken or to be taken (including the satisfaction or waiver of any closing condition contained herein), is by the terms of this Agreement required to be satisfactory to the Investors, the determination of such satisfaction or waiver shall be made by the Investors that would hold, collectively, a majority of the Common Shares being purchased or acquired pursuant to this Agreement in their sole and exclusive judgment (exercised in good faith) of the Investors making such determination.

          9H.    Governing Law.    THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in the courts of the State of New York, the State of Delaware, the United States for the Southern District of New York or the United States for the District of Delaware, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service or process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address for notices pursuant to Paragraph 9F, such service to become effective 5 days after such mailing. The Company hereby irrevocably appoints CT Corporation System and such other persons as may hereafter be selected by CT Corporation System irrevocably agreeing in writing to serve as its agent for service of process in respect of any such action or proceeding. Nothing herein shall affect the right of any Investor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction. The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue or any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Transaction Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          9I.    Severability.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceable without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9J.    Descriptive Headings.    The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          9K.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

[Remainder of page intentionally left blank.]

16

        If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed Counterpart of this letter and return the same to the Company whereupon this letter shall become a binding agreement by and among the Company and each of you.

Very truly yours, THE COMPANY: GEOKINETICS INC.
By:
Name:
Title:

17

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

[to be executed by Cash Investors and Noteholders]

Accepted and Agreed as of the
date first above written:

As Cash Investor:
By:	Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.: ____________	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: ____________ (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor):

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

DLJ INVESTMENT FUNDING, INC.	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

DLJ ESC II L.P.		As Cash Investor:
By:	DLJ LBO PLANS MANAGEMENT CORPORATION, its General Partner	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

SPINDRIFT PARTNERS, L.P.		As Cash Investor:
By:	WELLINGTON MANAGEMENT COMPANY, LLP, its General Partner	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

SPINDRIFT INVESTORS (BERMUDA) L.P.		As Cash Investor:
By:	WELLINGTON MANAGEMENT COMPANY, LLP, its General Partner	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

J.P. MORGAN (BHCA), L.P. (as successor to Chase Equity Associates, L.P.		As Cash Investor:
By:	CHASE CAPITAL PARTERNS, its General Partner	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

MHR CAPITAL PARTNERS, L.P.		As Cash Investor:
By:	MHR ADVISORS, LLC	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Paul B. Loyd, Jr.	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

WHITTIER VENTURES, LLC	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

SOMERSET CAPITAL PARTNERS	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Steven A. Webster	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: William R. Ziegler	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

INPUT/OUTPUT, INC.	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

LEVANT AMERICA, S.A.	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
with a copy to:
Number of 2003 Warrants(1) Surrendered:
Telecopy No.:	As 2005 Noteholder:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Charles E. Murphy, Jr.	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

ANS LTD.	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

SPICEWOOD FAMILY PARTNERS	As Cash Investor:
Number of Common Shares Purchased:
By:	Purchase Price: $

Name:

Title:

Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Albert Stickney	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Susan Stickney	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Amy Goldstein	Number of Common Shares Purchased:
Name: George Goldstein	Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Numbers: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Lawrence Goldstein	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Paul Majane	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: Gary N. Ross	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

As Cash Investor:
Name: David King	Number of Common Shares Purchased:
Purchase Price: $
Address of Investor:	As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:	Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)	Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

GEOLEASE PARTNERS, L.P.		As Cash Investor:
By:	GEOLEASE GP, INC., its general partner	Number of Common Shares Purchased:
By:		Purchase Price: $

Name:

Title:

Address of Investor:		As 2003 Noteholder:
Redemption Election (check one): ☐ Common Shares ☐ Cash Consideration
Telecopy No.:		Principal and Accrued Interest of 2003 Notes Surrendered:
Taxpayer I.D. Number: (if registered in the name of a nominee, the nominee Taxpayer I.D. Number)		Number of 2003 Warrants(1) Surrendered:
As 2005 Noteholder:
Consent to cash redemption (at pro rata redemption price) (please initial)
Principal and Accrued Interest of 2005 Notes Surrendered:
Number of 2005 Warrants(1) Surrendered:

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

(1)
The number of Warrants Surrendered reflects the number of shares of Common Stock underlying such Warrants immediately prior to the Stock Split.

 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

        Accepted and Agreed as of the
date first above written:

As Cash Investor:
Number of Common Shares
Purchased:

Name:	Purchase Price: $
Address of Investor:

Telecopy No.:

Taxpayer I.D. Number:

(if registered in the name of a nominee, the nominee Taxpayer I.D. Number)

Nominee (name in which Common Shares are to be registered, if different than name of Investor)

SCHEDULE I

Subsidiaries of Geokinetics Inc.:

  Geokinetics Production Co., Inc.
  Quantum Geophysical, Inc.
  Quantum Geophysical Services, Inc.
  Geophysical Development Corporation
  Geoscience Software Solutions, Inc.

Subsidiaries of Quantum Geophysical, Inc.:

  Signature Geophysical Services, Inc.

APPENDIX B

Geokinetics Inc.
2002 Stock Awards Plan

GEOKINETICS INC.

2002 STOCK AWARDS PLAN

        Purpose.    The purpose of the GEOKINETICS INC. 2002 STOCK AWARDS PLAN (the "Plan") is to provide a means through which GEOKINETICS INC., a Delaware corporation (the "Company"), and its subsidiaries, may attract, retain and motivate employees, directors and persons affiliated with the Company and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the particular circumstances as provided herein.

        Definitions.    The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

          (a)  "Affiliates" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company.

          (b)  "Award" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award or Stock Appreciation Right.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly- owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

          (e)  "Change of Control Value" shall mean (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if a Change of Control occurs other than pursuant (i) or (ii) above, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

          (g)  "Committee" means the Board or any Compensation Committee of the Board which shall be constituted (i) as to permit the Plan to comply with Rule 16b-3, and (ii) solely of "outside directors," within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

          (h)  "Company" means Geokinetics Inc.

          (i)    "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

          (j)    An "employee" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code).

          (k)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          (m)  "Holder" means a Participant who has been granted an Award.

          (n)  "Incentive Stock Option" means an incentive stock option within the meaning of Section 422(b) of the Code.

          (o)  "Nonqualified Stock Option" means an option granted under Section 7 of the Plan to purchase Stock that does not constitute an Incentive Stock Option.

          (p)  "Option" means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

          (q)  "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

          (r)  "Participant" means individually or collectively, an employee, member of the Board of Directors or person affiliated with the Company or any of its Affiliates, who participates in the Plan.

          (s)  "Phantom Stock Award" means an Award granted under Section 10 of the Plan.

          (t)    "Phantom Stock Award Agreement" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

          (u)  "Reload Option" means the grant of a new Option to a Holder who exercises an Option(s) as provided in Section 7(f) of the Plan.

          (v)  "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

          (w)  "Restricted Stock Award" means an Award granted under Section 9 of the Plan.

          (x)  "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

2

          (y)  "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the price designated in such Stock Appreciation Right.

          (z)  "Stock" means the common stock par value, $.01 per share, of the Company.

          (aa) "Stock Appreciation Right" means an Award granted under Section 8 of the Plan.

          (bb) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

        3.    Effective Date and Term.    The Plan shall be effective upon its adoption by the Board, provided that the Plan has been or is approved by the stockholders of the Company within twelve months of its adoption by the Board. No further Awards may be granted under the Plan on or after the date which is ten years following the effective date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

        4.    Administration.    The Plan shall be administered by the Board or by the Committee as authorized by the Board (hereinafter where the term "Committee" is used "Board" shall be substituted, if no Committee has been established). Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section 4 shall be conclusive.

        5.    Shares Subject to the Plan.    Subject to Section 11, the aggregate number of shares of Stock that may be issued under the Plan shall be 3,351,556 shares. The Stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

        6.    Eligibility.    Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Phantom Stock Award or any combination thereof.

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        7.    Stock Options.

          (a)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant.

          (b)    Limitations on Exercise of Option.    An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

          (c)    Special Limitations on Incentive Stock Options.    Incentive Stock Options may only be granted to employees of the Company and a parent or subsidiary thereof which is an Affiliate. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all "incentive stock option" plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering shares of Stock in excess of $100,000 (but not Incentive Stock Options covering Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (d)    Option Agreement.    Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by reduction in the number of shares of Stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of Stock on the date the Option is exercised. Each Option Agreement shall provide that the Option may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

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          (e)    Option Price and Payment.    The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Section 11. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

          (f)    Reload Options.    The Committee shall have the authority to and, in its sole discretion may, specify at or after the time of grant of a Nonqualified Stock Option, that a Holder shall be automatically granted a Reload Option in the event such Holder exercises all or part of an original option ("Original Option") within five years of the date of grant of the Original Option, by means of, in accordance with Section 7(d) of this Plan, (i) a cashless exercise, (ii) a reduction in the number of shares of Stock issuable upon such exercise sufficient to pay the purchase price and the applicable withholding taxes, based on the Fair Market Value of the shares of Stock on the date the Option is exercised, or (iii) surrendering to the Company already owned shares of Stock in full or partial payment of the purchase price under the Original Option and the applicable withholding taxes. The grant of Reload Options shall be subject to the availability of shares of Stock under this Plan at the time of exercise of the Original Option and to the limits provided for in Section 5 of this Plan. The Committee shall have the authority to determine the terms of any Reload Options granted.

          (g)    Stockholder Rights and Privileges.    The Holder shall be entitled to all the privileges and rights of the stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

          (h)    Options and Rights in Substitution for Stock Options Granted by Other Corporations.    Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

        8.    Stock Appreciation Rights.

          (a)    Stock Appreciation Rights.    A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that the Stock Appreciation Right shall be cancelled when and to the extent the related Option is exercised and that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right shall be payable in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock, at the election of the Holder. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Section 11(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or a combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide

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  that the Stock Appreciation Rights may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

          (b)    Other Terms and Conditions.    At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

          (c)    Award Price.    The award price of each Stock Appreciation Right shall be determined by the Committee, but such award price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Section 7(c)), and (ii) shall be subject to adjustment as provided in Section 11.

          (d)    Exercise Period.    The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

          (e)    Limitations on Exercise of Stock Appreciation Right.    A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

        9.    Restricted Stock Awards.

          (a)    Forfeiture Restrictions to be Established by the Committee.    Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of business objectives established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, (6) the Company's pre-tax cash flow from operations, or (7) similar criteria established by the Committee, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) other measurements of individual, business unit or Company performance. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 9(b) or Section 11.

          (b)    Other Terms and Conditions.    Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the

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  Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under Section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

          (c)    Payment for Restricted Stock.    The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

          (d)    Agreements.    At the time any Award is made under this Section 9, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

        10.    Phantom Stock Awards.

          (a)    Phantom Stock Awards.    Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of Stock over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law). Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award.

          (b)    Award Period.    The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

          (c)    Awards Criteria.    In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

          (d)    Payment.    Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee and as provided in the Phantom Stock Award Agreement. If a payment of cash

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  is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

          (e)    Termination of Employment or Service.    A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ or in the service of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

          (f)    Agreements.    At the time any Award is made under this Section 10, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such matters described in this Section 10 as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

        11.    Recapitalization and Reorganization.

          (a)  The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company of the shares of Stock, then the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

          (b)  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

          (c)  In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price, if any, applicable to the Award. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any

8

  exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

          (d)  In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 11, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e)  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (f)    Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

          (g)  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore or the granting of any later Awards under the Plan or any other stock plan, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

        12.    Amendment and Termination.    The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

        13.    Miscellaneous.

          (a)    No Right to An Award.    Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock

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  Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

          (b)    No Employment Rights Conferred.    Nothing contained in the Plan shall (i) confer upon any Participant any right to continue as an employee or person affiliated with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment or consulting arrangement at any time.

          (c)    Other Laws; Withholding.    The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

          (d)    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

          (e)    Restrictions on Transfer.    Except as otherwise determined by the Committee in cases other than in connection with Incentive Stock Options, an Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

          (f)    Rule 16b-3.    It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

          (g)    Section 162(m).    If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

          (h)    Governing Law.    This Plan shall be construed in accordance with the laws of the State of Delaware.

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GEOKINETICS INC.
One Riverway, Suite 2100
Houston, Texas 77056

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Michael A. Schott and Thomas J. Concannon as proxies, each with full power of substitution, and authorizes them to vote as designated below, all the shares of common stock of Geokinetics Inc. (the "Company") held on record by the undersigned on December 20, 2002, at the annual meeting of stockholders to be held at The Forum, Two Allen Center, Suite 1200, Houston, Texas 77002, at 10:00 a.m. (local time) on February 6, 2003, or any adjournment thereof.

Items 1, 2, 3, 4, and 5 below are proposed by the Company.

1.	APPROVAL OF THE RESTRUCTURING of the Company.
☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION of the Company (related to approval of the restructuring in Item 1 above).
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	ELECTION OF DIRECTORS of the Company.
	☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.
		Christopher M. Harte Steven A. Webster		William R. Ziegler
INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below:

4.	APPROVAL AND ADOPTION OF THE 2002 STOCK AWARDS PLAN of the Company.
☐ FOR ☐ AGAINST ☐ ABSTAIN
5.	RATIFICATION OF THE APPOINTMENT OF FITTS ROBERTS & CO., P.C. of Houston, Texas, as independent public accountants of the Company.
☐ FOR ☐ AGAINST ☐ ABSTAIN
6.	In their discretion, the proxies are authorized to vote upon any other matter that properly may come before the meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

STOCKHOLDER
DATED:	Printed Name
Signature
Signature, if held jointly

Please date, sign exactly as your name appears hereon and mail this proxy card in the enclosed envelope. No postage is required. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer.

☐        Please check this box if you plan on attending the Annual Meeting.

PROXY VOTING INSTRUCTIONS

To vote by mail:

  Please date, sign and mail your Proxy in the envelope provided as soon as possible.

To vote by telephone (touch-tone phone only):

  Please call toll-free 1-800-435-6710 and follow the instructions. Have your control number and this Proxy available when you call.

To vote by internet:

  Please access the web page at www.eproxy.com/geok and follow the on-screen instructions. Have your control number available when you access the web page.

Your control number is:

QuickLinks

THE RESTRUCTURING (Proposal 1)
RISK FACTORS
BACKGROUND OF RESTRUCTURING
CHARTER AMENDMENT (Proposal 2)
FEDERAL INCOME TAX CONSEQUENCES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 3)
APPROVAL OF THE GEOKINETICS INC. 2002 STOCK AWARDS PLAN (Proposal 4)
DESCRIPTION OF THE 2002 PLAN
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 5)
APPENDIX A
SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT
APPENDIX B